LEASE




                               HHC BEACHWOOD, INC.

                                   as LANDLORD



                                       AND




                   HARBORSIDE OF CLEVELAND LIMITED PARTNERSHIP




                                    as TENANT




                                TABLE OF CONTENTS
                                   (continued)



                                      -iv-

                                TABLE OF CONTENTS



                                       -i-

ARTICLE 1.        Definitions...............................................1

         1.1        Definitions.............................................1

ARTICLE 2.        Lease of Premises.........................................6

         2.1        Lease of Premises.......................................6

         2.2        Landlord's Title........................................6

ARTICLE 3.        Conduct of Business by Tenant.............................6

         3.1        Conduct of Business by Tenant...........................6

ARTICLE 4.        Initial  Term and Extension Terms.........................8

         4.1        Initial Term............................................8

         4.2        Extension Terms.........................................8

ARTICLE 5.        Rent......................................................8

         5.1        Annual Base Rent........................................8

         5.2        Payment of Rent.........................................9

         5.3        Net Lease...............................................9

         5.4        Operating Lease........................................10

         5.5        Continuing Obligation of Tenant........................10

         5.6        Initial Replacement Reserve............................10

ARTICLE 6.        Payment of Taxes, Assessments, Etc.......................10

         6.1        Payment of Impositions.................................10

         6.2        Excluded and Substituted Taxes, etc....................11

         6.3        Delivery of Real Estate Tax Bills to
                    Tenant................................................ 11

         6.4        Contest of Impositions.................................11

         6.5        Joinder by Landlord....................................12

         6.6        Appointment of Tenant as Landlord's
                    Attorney-in-Fact.......................................12

         6.7        Funding of Fee Mortgage Reserve
                    Requirements...........................................13

ARTICLE 7.        Additional Covenants of Landlord.........................14

         7.1        Certificate of Need....................................14

         7.2        Fee Mortgage...........................................14

         7.3        Cooperation............................................14

         7.4        Notices................................................14

ARTICLE 8.        Compliance with Laws.....................................14

         8.1        Tenant's Compliance....................................14

         8.2        Right To Contest Applicable Laws.......................15

ARTICLE 9.        Insurance and Indemnification............................15

         9.1        Building Insurance.....................................15

         9.2        Liability Insurance....................................16

         9.3        Professional Liability Insurance.......................16

         9.4        Rental Value Insurance.................................16

         9.5        Coverage Changes; Other Insurance......................16

         9.6        Insurance Criteria.....................................16

         9.7        Evidence of Insurance..................................17

         9.8        Waiver of Subrogation..................................17

         9.9        Indemnification........................................18

ARTICLE 10.       Utilities................................................19

         10.1       Utilities..............................................19

         10.2       Landlord's Services and Repairs........................19

ARTICLE 11.       Control and Repairs......................................19

         11.1       Possession and Control.................................19

         11.2       Tenant's Repair Obligations............................19

         11.3       Applicable Standard for Repairs........................19

         11.4       Equipment, Furniture and Fixtures......................19

ARTICLE 12.       Alterations and Additions................................20

         12.1       Alterations and Additions to the
                    Improvements...........................................20

ARTICLE 13.       Landlord's Right to Perform
                  Tenant's Covenants.......................................22

         13.1       Landlord's Right to Perform............................22

         13.2       Reimbursement By Tenant................................22

ARTICLE 14.       Damage and Destruction of the Premises...................22

         14.1       Cancellation Due To Casualty...........................22

         14.2       Damage.................................................23

         14.3       Insurance Proceeds.....................................23

ARTICLE 15.       Condemnation.............................................24

         15.1       Cancellation Due to Event of a Taking..................24

         15.2       Award..................................................24

         15.3       Restoration............................................24

ARTICLE 16.       Assignment and Subletting................................25

         16.1       Assignments, etc.......................................25

         16.2       Partial Subleases......................................25

         16.3       Assignment to Permitted Assignees......................25

ARTICLE 17.       Fee Mortgages............................................26

         17.1       Fee Mortgages..........................................26

         17.2       Subordination..........................................26

         17.3       Nondisturbance.........................................26

         17.4       Subordination of Fee Mortgagee.........................26

         17.5       Payments By Tenant on Behalf of Landlord...............26

ARTICLE 18.       Default..................................................27

         18.1       Default by Tenant......................................27

         18.2       Cancellation of Lease by FHA Commissioner..............29

         18.3       Tenant Bankruptcy Provisions...........................29

ARTICLE 19.       Quiet Enjoyment..........................................30

         19.1       Quiet Enjoyment........................................30

ARTICLE 20.       Estoppel Certificates....................................30

         20.1       Tenant's Certificate...................................30

         20.2       Landlord's Certificate.................................31

ARTICLE 21.       Surrender; Holding Over..................................31

         21.1       Surrender..............................................31

         21.2       Holding Over...........................................31

ARTICLE 22.       Right of First Offer.....................................31

         22.1       Tenant's Right of First Offer..........................31

ARTICLE 23.       General Provisions.......................................32

         23.1       Severability...........................................32

         23.2       Notices................................................32

         23.3       Waiver of Jury Trial...................................33

         23.4       Consent of Either Party................................33

         23.5       Payments Under Protest.................................34

         23.6       No Oral Modification...................................34

         23.7       Covenants To Bind and Benefit Respective
                    Parties................................................34

         23.8       Captions and Table of Contents.........................34

         23.9       Memorandum of Lease....................................34

         23.10      Waiver.................................................34

         23.11      Governing Law..........................................34
         23.12      Business Days..........................................34

         23.13      Time of the Essence....................................34

         23.14      Delays.................................................35

         23.15      No Broker..............................................35

         23.16      Authority..............................................35

         23.17      Attorneys' Fees and Litigation.........................35

         23.18      Further Assurances.....................................35

         23.19      Counterparts...........................................35

         23.20      Landlord's Exculpation.................................35




                                       -1-





                                      LEASE

  THIS LEASE (the "Lease") dated this 26th day of September, 2000, by and between HHC ----- BEACHWOOD, INC., a Delaware corporation (the "Landlord"), and HARBORSIDE OF CLEVELAND LIMITED PARTNERSHIP, a Massachusetts limited partnership (the "Tenant").


                             PRELIMINARY STATEMENT:
                              ---------------------

         Capitalized terms used but not defined in this Preliminary Statement have the meanings set forth in Article 1 hereof or otherwise in this Lease.

         Landlord is the owner of the land located at 3800 Park East, Beachwood, Ohio and legally described in Exhibit A attached hereto (the "Land").

         The Land is currently improved with a 274-bed nursing home facility currently known as Harborside Healthcare - Beachwood (the "Facility").

         Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord, the Premises.

         Concurrent with the execution of this Lease, Landlord and Tenant have entered into an Option to Purchase Agreement with regard to the Premises (the "Option Agreement").

         NOW, THEREFORE, FOR AND IN CONSIDERATION of the foregoing recitals, the mutual covenants and agreements herein contained and of other good and valuable consideration, Landlord and Tenant hereby agree as follows:


ARTICLE 1.

                                   Definitions

1.1 Definitions. For the purposes of this Lease, the following terms shall have the following meanings:

(a) "Affiliate" means any Person which, directly or indirectly, controls, is controlled by, or is under common control with Tenant or Harborside.

(b)  "Annual Base Rent" is defined in Section 5.1 hereof.

(c)  "Applicable Laws" is defined in Section 8.1 hereof.

(d) "Appurtenant Rights" means the right, title and interest of Landlord in and to:

(i)  Any strips and gores of land adjoining the Land on any side thereof;

(ii) Any land lying in the bed of any street or avenue abutting the Land, to the center line thereof; and

(iii)Any easements or other rights in property adjoining the Land to the benefit of Landlord by reason of Landlord's ownership of the Land.

(e) "Control" (including "controlled by" and "under common control with"), used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policy of a particular Person, whether through the ownership of voting securities, by contract, or otherwise.

(f) "Consumer Price Adjustment Factor" means: the difference between (i) the fraction, the numerator of which is the Consumer Price Index in effect as of the first day of a Lease Year for which Annual Base Rent is being calculated and the denominator of which is the Consumer Price Index in effect as of the first day of the immediately preceding Lease Year, and
     (ii) 1.0.

(g) "Consumer Price Index" means the Consumer Price Index for Urban Wage Earners and Clerical workers, All Items-U.S. Cities Average (1982-84=100), published by the Bureau of Labor Statistics, U.S. Department of Labor; provided, that if the compilation of the Consumer Price Index in its present form and calculated on its present basis is discontinued or transferred to any other governmental authority, then the index most similar to the Consumer Price Index published by the Bureau of Labor Statistics shall be used. If there is no such similar index, a substitute index which is then generally recognized as being similar to the Consumer Price Index shall be used, with such substitute index to be reasonably selected by Landlord.

(h)  "Date of Taking" is defined in Section 15.1 hereof.

(i)  "Default" is defined in Section 18.1 hereof.

(j)  "Excess Equipment" is defined in Section 11.4 hereof.

(k)  "Extension Terms" is defined in Section 4.2 hereof.

(l) "FF&E" means the fixtures, furnishings, furniture, equipment and machinery owned by Landlord and used in or in connection with the operation of the Facility as of the Lease Commencement Date, together will all replacements thereof acquired by Tenant during the Term in accordance with Section 11.4 hereof.

(m)  "Facility" is defined in the Preliminary Statement.

(n)  "Fee Mortgage" is defined in Section 17.1 hereof.

(o) "Fee Mortgage Debt Service" means the monthly principal and interest payments then due and owing under any Fee Mortgage.

(p) "Fee Mortgage Obligations" means the Fee Mortgage Debt Service and the Fee Mortgage Reserve Requirements, if any.

(q) "Fee Mortgage Reserves" means the reserves or escrows, if any, for real estate taxes, insurance, property replacement costs and mortgage insurance premiums which are from time to time established and maintained by any Fee Mortgagee under any Fee Mortgage.

(r) "Fee Mortgage Reserve Requirements" means the monthly or other periodic payments required to be made into any Fee Mortgage Reserves.

(s)  "Harborside"   means   Harborside   Healthcare   Corporation,   a  Delaware
     corporation,   and  any   Successor   Company  of   Harborside   Healthcare
     Corporation.

(t)  "Indemnified Party" is defined in Section 9.9 hereof.

(u)  "Indemnifying Party" is defined in Section 9.9 hereof.

(v)  "Initial Fee Mortgage" is defined in Section 17.1 hereof.


(w)  "Initial Fee Mortgagee" means Beacon Hill Mortgage Corp.

(x)  "Impositions" is defined in Section 6.1 hereof.

(y) "Improvements" means the buildings and improvements erected on the Land (including, without limitation, the Facility), all replacements thereof, all new or additional buildings erected on the Land, and all alterations, additions and improvements made to the Land or such buildings during the Term title to which vests in the Landlord.

(z)  "Initial Term" is defined in Section 4.1 hereof.

(aa) "Land" is defined in the Preliminary Statement.`

(bb) "Landlord" is defined in the Preamble of the Lease.

(cc) Intentionally Deleted

(dd) "Landlord's Transfer Terms" is defined in Section 22.1 hereof.

(ee) "Lease" is defined in the Preamble of this Lease.

(ff) "Lease Commencement Date" means September 26, 2000.

(gg) "Lease Year" means each consecutive twelve month period during the Term beginning on the Lease Commencement Date.

(hh) "Net Award" is defined in Section 15.2 hereof.

(ii) "Net Insurance Proceeds" is defined in Section 14.3 hereof.

(jj) "Option Agreement" is defined in the Preliminary Statement.

(kk) "Optionee" means Tenant or its permitted assignee, as optionee under the Option Agreement.

(ll) "Optionor" means the Landlord or its successor in interest, as optionor under the Option Agreement.

(mm) "Other Leases" means (i) that certain Lease of even date herewith between HHC Westbay, Inc. and Tenant with respect to the premises currently known as Harborside Healthcare - Westlake I and Westlake II, and (ii) that certain Lease of even date herewith between HHC Broadview, Inc. and Tenant with respect to the premises currently known as Harborside Healthcare - Broadview Heights, each as the same may be amended, modified or supplemented from time to time.

(nn) "Permitted Assignee" means any Affiliate, Subsidiary, Successor Company, or Qualified Assignee.

(oo) "Permitted Encumbrances" means the encumbrances, mortgages, liens, charges and security interests set forth in Exhibit B attached hereto.

(pp)     "Permitted Use" is defined in Section 3.1 hereof.

(qq) "Person" means any individual, partnership, corporation, limited liability company or partnership, association, trust, joint venture, unincorporated organization, or entity, and any department, agency or subdivision thereof.

(rr) "Premises" means the Land, Improvements, Appurtenant Rights and FF&E.

(ss) "Purchase Option" means the option to purchase the Premises granted by Optionor to Optionee pursuant to the Option Agreement.

(tt) "Qualified Assignee" means any Person with the financial capacity and operating experience necessary to operate the Facility as a first-class nursing home (other than Harborside, an Affiliate, a Subsidiary or a Successor Company) designated by Tenant, with the prior written consent of Landlord, not to be unreasonably withheld or delayed.

(uu) "Qualifying Non-Disturbance Agreement" is defined in Section 17.3 hereof.

(vv) "Reference Rate" means twelve percent (12%) per annum.

(ww) ""Rental Adjustment" is defined in Section 5.1 hereof.

(xx) "Revised Expiration Date" is defined in Section 14.1 hereof.

(yy) "State" means the State of Ohio.

(zz) "Subsidiary"  means any Person (i) controlled by Tenant or Harborside,  and
     (ii) not less than fifty percent (50%) of whose outstanding vote stock, partnership interests or other beneficial ownership interests shall at the time be owned, directly or indirectly by Tenant or Harborside.

(aaa)"Successor Company" means any Person with the financial capacity and operating experience necessary to operate the Facility as a first-class nursing home (i) resulting from the merger or consolidation with or into Harborside, and (ii) that acquires all or substantially all of the assets or capital stock of Harborside.

(bbb) "Tenant" is defined in the Preamble of this Lease.

(ccc) "Tenant's Transfer Terms" is defined in Section 22.1 hereof.


(ddd) "Term" is defined in Section 4.2 hereof.


(eee) "Termination Date" means the conclusion of the last day of the Term.

(fff)"Threshold Amount" means $250,000.00, which amount shall be increased on each anniversary of the Lease Commencement Date by the increase, if any, in the Consumer Price Index using the first Lease Year as the base year for comparison purposes.

(ggg)"Transfer" means the sale, lease, conveyance, transfer or other disposition of all of the Premises or any part of the Premises required by Tenant for the lawful operation of the Facility (other than upon the foreclosure of any Fee Mortgage) or the transfer of a controlling interest in the Landlord, whether by stock transfer, merger, consolidation or otherwise.

(hhh) "Transfer Notice" is defined in Section 22.1 hereof.


(iii) "Trustee" is defined in Section 14.3 hereof.


ARTICLE 2.

                                Lease of Premises

2.1 Lease of Premises. Landlord hereby leases and demises to Tenant and Tenant hereby leases and takes from Landlord, for the Term, at the rental and upon the covenants and conditions hereinafter set forth, the Premises.

2.2 Landlord's Title . Landlord represents and warrants, upon which representations and warranties Tenant has relied in the execution of this Lease, that (i) Landlord is the owner of the Premises in fee simple absolute, free and clear of all liens and encumbrances except the Permitted Encumbrances; (ii) Landlord has full right and power to execute and perform this Lease and to grant the estate demised herein; and (iii) the Premises include all of the real estate which is owned by Landlord in or around the Facility or contiguous thereto. The Premises are leased in "AS IS," "WHERE IS" condition as of the date hereof, subject to all defects, structural or non-structural, latent or patent, know or unknown, including (i) the presence of materials and/or substances which do or may violate any future building codes, (ii) the existing state of title including all covenants, conditions, and all matters of record (including, without limitation, the matters set forth on Exhibit B hereto), and (iii) all Applicable Laws, and all matters, whether or not of a similar nature, which would be disclosed by an inspection of the Premises or by an accurate survey thereof. Without limiting the foregoing, Tenant agrees that, regardless of the physical or environmental condition of the Premises, Tenant shall have no claim, or right of action, against Landlord under this Lease or otherwise at law or in equity pertaining to, or arising from, the nature or condition of the Premises, except as expressly provided in this Lease.

ARTICLE 3.

                          Conduct of Business by Tenant

3.1 Conduct of Business by Tenant. Tenant covenants and agrees during the Term that:

(a) Tenant shall continuously use the Premises as a nursing home with 274 beds, or such other number of beds as Tenant may determine appropriate, subject to the prior written consent of Landlord, not to be unreasonably withheld or delayed, and, at Tenant's election, for the provision of such other health care services as may be permitted under Applicable Law which are ancillary to Tenant's operation of the Premises as a nursing home, including, without limitation, the provision of subacute care services, home health care services, and outpatient therapy services, and Tenant may locate on the Premises such physician and other health care professional and administrative offices as may be ancillary to Tenant's operation of the Premises as a nursing home (collectively, the "Permitted Use"); and Tenant shall not use the Premises for any other purposes without the prior written consent of Landlord, which consent may be withheld at the sole and absolute discretion of Landlord. Notwithstanding the foregoing, any portion of the Premises not used by Tenant as of the Lease Commencement Date in connection with the operation of the Facility may be used for any purpose not inconsistent with Tenant's use of the Premises to operate the Facility as a nursing home, subject to Applicable Law.

(b) Tenant shall maintain good standing and all material licenses, certifications and approvals from federal, state and local governmental and administrative agencies having jurisdiction and authority over Tenant and the operation of the Facility as a nursing home, including without limitation, all nursing home licenses required from the State and all licenses required for any material ancillary uses for which the Premises are used. Upon request, Tenant shall provide Landlord with copies of the aforesaid licenses, certifications and approvals. Tenant also shall promptly provide Landlord with notice of any delicensure or decertification proceedings affecting Tenant's operation of the Facility.

(c) To the extent the Premises are subject to a Fee Mortgage that is insured or otherwise supported by an agency of the Federal, state or local government, such as HUD or FHA, Tenant will comply with all requirements imposed with respect to the use, occupancy and operation of the Premises by such governmental agencies, including but not limited to submitting certified financial statements and reports, maintaining reserves and escrow accounts required of Tenant under Tenant's regulatory agreement with HUD, if any, and Tenant shall enter into such regulatory agreements, covenants and like contracts applicable to Tenant as lessee of the Premises if and to the extent prescribed by such governmental agencies.

(d) Tenant shall not use, occupy or permit the Premises to be used or occupied, nor do or permit anything to be done in or on any of the Premises in a manner which would (i) violate any present (or, after a change of use, future) certificate of occupancy or equivalent certificate affecting any of the Premises, (ii) make void or voidable any insurance then in effect with respect to any of the Premises, (iii) materially and adversely affect in any manner the ability of Tenant to obtain fire and other insurance which Tenant is required to furnish hereunder, (iv) cause any injury or damage to the Improvements (excluding reasonable wear and tear resulting from nursing home operations), or (v) constitute a public or private nuisance or waste; provided that all of the foregoing shall be qualified to the extent otherwise provided elsewhere in this Lease.

ARTICLE 4.

                        Initial Term and Extension Terms

4.1 Initial Term. Tenant shall have and hold the Premises, subject to the terms, covenants, agreements, provisions, conditions and limitations hereof, for a term of fifteen (15) years (the "Initial Term") commencing on the Lease Commencement Date and ending on the last day of the month in which the fifteenth (15th) anniversary of the Lease Commencement Date falls, unless such term is extended pursuant to Section 4.2 hereof or unless such term is sooner terminated as provided for herein.

4.2 Extension Terms. Upon the expiration of the Initial Term and provided Tenant is not in default hereunder at the expiration of the Initial Term or the then existing Extension Term (as defined herein), this Lease may be extended at the sole option of Tenant for two (2) additional five (5) year terms (each, an "Extension Term", and collectively the "Extension Terms") upon Tenant giving written notice to Landlord at least two hundred seventy (270) days before the expiration of the Initial Term or the then existing Extension Term (but not more than three hundred sixty-five (365) days before the expiration of the Initial Term or the then existing Extension Term) of Tenant's intention to extend the Lease at the end of the Initial Term or the then existing Extension Term, in which event the Lease shall be extended for the applicable Extension Term in accordance with the terms and conditions set forth in this Lease. The Initial Term and the Extension Terms, if any, are hereinafter sometimes collectively referred to herein as the "Term". Notwithstanding anything to the contrary herein, in the event the Tenant exercises the Purchase Option under the Option Agreement, the Term shall automatically be extended through the Closing Date under the Option Agreement in accordance with the same terms and conditions set forth in this Lease.

ARTICLE 5.

                                      Rent

5.1 Annual Base Rent . Tenant shall pay to Landlord, in such currency of the United States of America, as at the time of payment shall be legal tender for payment of private and public debts, annual base rent (the "Annual Base Rent"). The Annual Base Rent shall be in the amount of Two Million Seven Hundred Thousand Seven Hundred Eighty-Seven Dollars ($2,700,787) per annum for the first
(1st) Lease Year; and commencing in the second (2nd) Lease Year and continuing through the remainder of the Initial Term, the Annual Base Rent for each applicable Lease Year shall be an amount equal to the lesser of (i) the Annual Base Rent for the immediately preceding Lease Year increased by an amount equal the Rental Adjustment applicable to such Lease Year as set forth below, and (ii) the product obtained by multiplying the Annual Base Rent for the immediately preceding Lease Year by the product of five (5) multiplied by the applicable Consumer Price Adjustment Factor. The Annual Base Rent payable in each Lease Year of the first Extension Term shall be an amount equal to the fair market value thereof as determined jointly by Landlord and Tenant; provided, however, that such Annual Base Rent shall be not less than the Annual Base Rent payable for the last Lease Year of the Initial Term. The Annual Base Rent payable in each Lease Year of the second Extension Term shall be an amount equal to the fair market value thereof as determined jointly by Landlord and Tenant; provided, however, that such Annual Base Rent shall be not less than the Annual Base Rent payable for last Lease Year of the first Extension Term. The Rental Adjustment for each Lease Year commencing in the second Lease Year through the remainder of the Initial Term shall be as follows:

                     Lease Year                    Rental Adjustment

                          2                            $48,614
                          3                            $46,740
                          4                            $44,738
                          5                            $42,613
                          6                            $40,369
                          7                            $38,010
                          8                            $35,542
                          9                            $32,972
                          10                           $30,304
                          11                           $30,607
                          12                           $30,913
                          13                           $31,222
                          14                           $31,534
                          15                           $31,850

5.2      Payment of Rent.  Annual Base Rent shall be paid:
         ---------------

(a) in equal monthly installments, in advance, on the first day of each month of the Term; provided that if the Term does not begin or end on the last day of a month, the Annual Base Rent for that partial month shall be prorated by multiplying the monthly rent by a fraction, the numerator of which is the number of days of the partial month included in the Term and the denominator of which is the total number of days in the full calendar month; and,

(b) to Landlord, at the address set forth in Section 23.2 hereof, or as Landlord otherwise may specify in writing to Tenant; provided, however, that Landlord shall have the right, by written instruction to Tenant, to require Tenant to pay any Fee Mortgage Obligations then due and payable (up to the amount of the Annual Base Rent then due and payable) directly to the Fee Mortgagee, and if Landlord exercises such right, the amount of the Fee Mortgage Debt Service (but not the Fee Mortgage Reserve Requirements) paid by Tenant directly to the Fee Mortgagee shall be credited against and applied toward Tenant's Annual Base Rent obligations hereunder. Tenant shall provide Landlord with a copy of each payment of any Fee Mortgage Obligation made by Tenant directly to the Fee Mortgagee concurrent with Tenant's making of such payment to the Fee Mortgagee. Landlord may rescind the rights granted Tenant under this Section 5.2(b) at any time on 30 days written notice.

5.3 Net Lease. It is the intent of the parties that this is an absolute net lease and that the Annual Base Rent shall, except as otherwise specifically provided herein, be absolutely net to Landlord, so that this Lease shall yield, net to Landlord, the Annual Base Rent specified herein during the Term free of any charges, assessments, impositions, taxes or deductions of any kind and without abatement, deduction, or set-off whatsoever and under no circumstances or conditions, whether now existing or hereafter arising, or whether beyond the present contemplation of the parties, shall Landlord be expected or required to make any payment of any kind whatsoever, and all costs, capital improvements, reserves, escrows, impositions, taxes, expenses and obligations of every kind whatsoever relating to the Premises, which may arise or become due during the Term of this Lease (excluding any Fee Mortgage Debt Service and any other amounts payable by Landlord under any Fee Mortgage other than Fee Mortgage Reserve Requirements) shall be paid by Tenant and deemed to be additional rent due hereunder; it being understood that nothing herein shall be in derogation of Landlord's rights or Tenant's obligations under Section 5.2 (b) hereof.

5.4 Operating Lease. Landlord and Tenant agree to treat this Lease as an operating lease for tax and all other reporting purposes.

5.5 Continuing Obligation of Tenant. Tenant shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind, avoid or surrender this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting Landlord or any assignee of Landlord or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator or by any court. Except as expressly provided in this Lease, Tenant hereby waives all right to any abatement, deferment, reduction, set-off, counterclaim or defense with respect to any Annual Base Rent or other rent payable hereunder. Tenant shall remain obligated under this Lease in accordance with its terms and Tenant hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Tenant shall be bound by all the terms and provisions contained in this Lease.

5.6 Initial Replacement Reserve. Tenant shall deposit with Landlord on the Lease Commencement Date an amount equal to the initial replacement reserve requirement set forth in that certain HUD firm commitment letter dated June 29, 2000 relating to FHA Project # 042-22023 (Beachwood), as the same may be from time to time amended by HUD (the "Initial Replacement Reserve"). Landlord shall have the right to use the Initial Replacement Reserve solely for the purpose of funding Landlord's initial replacement reserve requirement under the HUD firm commitment letter for FHA Project # 042-22023, and such funds shall be used solely in accordance with the replacement reserve provisions set forth in the Initial Fee Mortgage and other agreements among Landlord, HUD and the Fee Mortgagee. Upon the earlier to occur of the (i) release by the Fee Mortgagee of the Initial Replacement Reserve, (ii) discharge of the Initial Fee Mortgage, or (iii) termination of this Lease, the outstanding balance of the Initial Replacement Reserve, if any, shall be paid over to Tenant, provided no Default by the Tenant has occurred and is then continuing.

ARTICLE 6.

                       Payment of Taxes, Assessments, Etc.

6.1 Payment of Impositions. Tenant shall provide proof to Landlord that it has paid or cause to be paid and discharged directly to the appropriate governmental authorities (subject to any Fee Mortgage reserve or escrow requirements), as additional rent hereunder, before any fine, penalty, interest or cost may be added thereto (or, if the bills therefor are directed to Landlord and Landlord fails to submit same to Tenant in a timely manner sufficient to permit Tenant to comply with the foregoing, then within ten (10) business days after Landlord's submission of such bills to Tenant), all real estate taxes, personal property taxes, any other taxes, sewer rents, water meter and water charges, excises, levies, license and permit fees, occupancy and rent taxes, charges for public utilities, special charges, including one-time or special assessments, and all other charges or burdens of whatsoever kind and nature, and whether general or special, ordinary or extraordinary, foreseen or unforeseen, which at any time during the Term may be assessed, levied, confirmed, imposed upon, or become due and payable out of, or in regard of, or become a lien on the Premises, or any part thereof or any appurtenance thereto, excluding any tax, assessment or charge described in Section 6.2 hereof (hereinafter referred to as "Impositions", and any one of the same being hereinafter referred to as an "Imposition"); provided, however, that:

(a) if, by law, any Imposition may at the option of the taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay the same, including any accrued interest on the unpaid balance of such Imposition, in installments and, in such event, shall pay such installments as may become due during the Term; and

(b) all Impositions for the fiscal or tax years in which the Term begins and ends shall be apportioned so that Tenant shall pay only those portions thereof which correspond with the portion of said years as are within the Term.

6.2 Excluded and Substituted Taxes, etc. Nothing in this Lease contained shall require Tenant to pay municipal, county, state or federal income taxes assessed against Landlord, or municipal, state or federal capital levy, gift, franchise, estate, succession, inheritance or transfer taxes of Landlord, or any income excess profits imposed upon Landlord or any income, profits, or revenue tax, assessment or charge imposed upon the Annual Base Rent payable by Tenant under this Lease; provided, however, that, if at any time during the Term, the methods of taxation prevailing on the Commencement Date shall be altered so that in lieu of, as a substitute for the whole or any part of, or an addition to any Imposition now levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed and imposed a tax, assessment, levy, imposition or charge, wholly or partially as a capital levy, or otherwise, on the rents received therefrom, or, by or based in whole or in part, upon the Premises, and imposed upon Landlord, then all such taxes or assessments, or the part thereof so measured or based, shall be deemed to be included within the term "Impositions" for the purposes hereof to the extent that the same would be payable if the Premises were the only property of Landlord subject to such Impositions, and Tenant shall pay and discharge the same as herein provided in respect of the payment of other "Impositions".

6.3 Delivery of Real Estate Tax Bills to Tenant . Landlord shall request the appropriate taxing authority to mail any and all real estate tax bills covering the Premises to Tenant with copies to Landlord. Tenant shall pay the same directly to said taxing authorities as hereinabove provided and shall furnish Landlord with proof of payment when the same is paid; or if such real estate tax bill is to be paid by the Fee Mortgagee, Landlord shall mail such bill to the Fee Mortgagee, with a copy to Tenant. Within ten (10) days of receipt by Landlord of any notice relating to the assessment or reassessment of any Imposition relating to the Premises, Landlord shall deliver such notice to Tenant.

6.4 Contest of Impositions. Upon giving prior written notice to Landlord and subject to the provisions of any Fee Mortgage, Tenant shall have the right to seek a reduction in the valuation or an exemption of the Premises for tax purposes and to contest or review the amount or validity, in whole or in part, of any Imposition by appropriate proceedings or such other manner as Tenant may deem suitable and is permitted under applicable laws. Tenant shall conduct such contest or review at Tenant's own cost and expense and in a diligent and good faith manner. Any settlement reached by Tenant under this Section 6.4 is subject to Landlord's reasonable written approval. Tenant's rights under this Section
6.4 shall be subject to the following:

(a) If by the terms of any such Imposition, payment thereof, pending the contest or review thereof, may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Premises or any part thereof, or any diminution in the value of the Premises, and without subjecting Tenant or Landlord or any Fee Mortgagee to any liability, civil or criminal, for failure to pay such Imposition, and without constituting or resulting in any violation of any Fee Mortgage affecting the Premises, Tenant may delay payment thereof until the final determination resulting from such contest or review of the amount or validity of such Imposition; or
(b) If any charge or civil liability would be incurred by reason of any such delay, Tenant nevertheless may contest as aforesaid and delay as aforesaid, provided that such delay would not subject Landlord or any Fee Mortgagee to criminal liability or fine, or any diminution in the value of the Premises, Tenant prosecutes the contest with due diligence, and, if and to the extent required by Landlord or any Fee Mortgagee, Tenant delivers to Landlord a bond or other security in form and amount reasonably satisfactory to Landlord to secure payment of such contested amount and any interest or penalties thereon.

6.5 Joinder by Landlord.  Landlord shall join in any proceedings  referred to in
Section 6.4 (or permit the same to be brought in its name) if the provisions of any applicable law, rule or regulation at the time in effect shall require that such proceedings be brought by or in the name of Landlord or any owner of the Premises, in which event Tenant shall reimburse Landlord upon demand for all costs of Landlord incurred in connection therewith, including, without limitation, attorneys fees. Provided that Landlord has approved the settlement in question, and no Default has occurred and is then continuing, Tenant shall be entitled to any refund of any Imposition and penalties or interest thereon received by Landlord which have been paid by Tenant, or which have been paid by Landlord but previously reimbursed in full by Tenant; provided that if a Default has occurred and is then continuing, such refund shall be retained by Landlord until and if Tenant cures said Default.

6.6 Appointment of Tenant as Landlord's Attorney-in-Fact. Landlord hereby appoints Tenant the attorney-in-fact of Landlord, coupled with an interest, for the purpose of making all payments to be made by Tenant pursuant to any of the provisions of this Lease to persons or entities other than Landlord. In the event any person or entity to whom any sum is directly payable by Tenant under any of the provisions of this Lease shall refuse to accept payment of such sum from Tenant, Tenant shall give written notice of such fact to Landlord and pay such sum directly to Landlord at the address specified in Section 23.2 hereof, whereupon Landlord shall promptly pay such sum in the same manner as provided in
Section 6.1 for proof by Tenant of payment of Impositions. Landlord may revoke the rights granted to Tenant under this Section 6.6 at any time during the Term upon thirty (30) days written notice to Tenant.

6.7 Funding of Fee Mortgage Reserve Requirements. Tenant shall pay or cause to be paid all Fee Mortgage Reserve Requirements of Landlord that accrue during the Term under any Fee Mortgage, as additional rent hereunder. Tenant shall pay such Fee Mortgage Reserve Requirements to Landlord or, if Landlord so elects under
Section 5.2(b), to the Fee Mortgagee. Subject to the terms and conditions of the Fee Mortgage, all Fee Mortgage Reserves shall be used by Landlord and Tenant exclusively to pay (i) real estate tax bills covering the Premises, (ii) property insurance premiums for insurance on the Premises maintained by Tenant under Section 9.1 hereof, (iii) costs of repair and maintenance of the Premises and improvements to the Premises by Tenant under Article 11 or Article 12 hereof, and (iv) mortgage insurance premium reserves required under the Initial Fee Mortgage. Tenant has reviewed and accepts the terms of the Initial Fee Mortgage related to reserves.

                  Upon the discharge of any Fee Mortgage, the outstanding balance of any Fee Mortgage Reserves shall be applied first to fund any Fee Mortgage Reserve Requirements under any successor Fee Mortgage, and provided no Default by Tenant has occurred and is then continuing, the balance, to the extent the same were actually paid by Tenant, and interest, if any, shall be paid over to Tenant. Upon the Termination Date, Landlord shall pay to Tenant an amount equal to the then outstanding balance of the Fee Mortgage Reserves, less
(i) the amount of any unpaid real estate taxes for any period prior to the Termination Date (i.e., pro-rated through the Termination Date), (ii) the amount of any unpaid property insurance premiums to maintain the property insurance coverage required hereunder through the Termination Date, (iii) the amount of any deferred maintenance and repair costs related to the Premises to satisfy Tenant's repair obligations hereunder, (iv) any unpaid mortgage insurance premium for any period through the Termination Date, (v) any unpaid reserve amounts applicable during the period of Tenant's occupancy of the Premises, and
(vi) any outstanding obligations hereunder, plus (i) the amount of any Fee Mortgage Reserves previously applied to the payment of real estate taxes for any period after the Termination Date, (ii) the amount of any Fee Mortgage Reserves previously applied to the payment of property insurance premiums for property insurance coverage during any period after the Termination Date, and (iii) overpayment of any mortgage insurance premium, and (iv) the amount remaining, plus applicable interest, of the Initial Replacement Reserve.

ARTICLE 7.

                        Additional Covenants of Landlord

7.1 Certificate of Need. Landlord shall not independently transfer, convey or encumber the certificate of need for the Facility ("CON") or any rights therein or thereunder to any Person other than a Fee Mortgagee or a transferee of all or substantially all of the Premises, and Landlord shall take all actions reasonably necessary and appropriate to maintain the validity of the CON during the Term. Each party shall provide the other with copies of all notices from, and correspondence with, any State authorities regarding the CON, promptly after receipt thereof.

7.2 Fee Mortgage. Landlord shall comply with the terms and provisions of each Fee Mortgage and any Regulatory Agreement for Multifamily Housing Projects with HUD to which Landlord is a party.

7.3 Cooperation. Landlord shall at all times cooperate, at Tenant's sole cost and expense, in all reasonable respects and take all reasonable actions necessary on its part to obtain and maintain in full force and effect all waivers, licenses, permits and governmental approvals which may be necessary to permit Tenant to lease the Premises and operate the Facility for the Permitted Use; provided nothing herein shall require Landlord to take any action that would materially increase Landlord's obligations or liabilities hereunder, unless the same are fully assumed and paid by Tenant, or that would materially decrease Landlord's rights hereunder, unless the same are fully compensated by Tenant.

7.4 Notices. Landlord and Tenant shall promptly notify each other in writing of any notice received by the other (oral or written) during the Term to the effect that (i) all or any part of the Premises is in violation of any Applicable Law or in violation of any covenant of any Permitted Encumbrance, (ii) there exists any condition or event pertaining to the Premises, which after notice or lapse of time, or both, would be held to so violate or give rise to any such violation, (iii) there is any violation or alleged violation of any federal, state, or local environmental laws, rules, standards or regulations, including, with limitation, those related to waste-management, air pollution control, waste-water treatment or noise abatement, or (iv) there are any substances or conditions in or on the Premises which would support a claim or cause of action under such environmental laws, rules, standards or regulations.

ARTICLE 8.

                              Compliance with Laws

8.1 Tenant's Compliance. During the Term, Tenant, at its sole cost and expense, shall comply with all the laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments which are applicable to the Premises or to Tenant's Permitted Use of the Premises (the "Applicable Laws"), and Tenant shall, at its sole cost and expense, make such improvements or alterations to the Premises as may from time to time be required during the Term by any Applicable Law. This undertaking shall not be deemed breached by the existence of correctable violations disclosed upon licensure or certification surveys by any federal, state or local governmental authority provided that Tenant proceeds promptly to correct same upon notice or demand and completion of such corrections occurs within a reasonable period of time thereafter, but in no event later than six (6) months after such notice.

8.2 Right To Contest Applicable Laws. So long as no Default has occurred or is continuing beyond any applicable cure period, Tenant shall have the right, upon written notice to Landlord, to contest by appropriate legal proceedings diligently conducted in good faith, in the name of Tenant or Landlord or both, without cost or expense to Landlord, the validity or application of any Applicable Laws, subject to the following:

(a) If by the terms of any such Applicable Laws, compliance therewith pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Premises or any part thereof or any material diminution in the value of the Premises and without subjecting Tenant or Landlord or any Fee Mortgagee to any liability, civil or criminal, for failure so to comply therewith and without constituting or resulting in any violation of any Fee Mortgage affecting the Premises, Tenant may delay compliance therewith until the final determination of such proceeding; or

(b) If any charge or civil liability would be incurred by reason of any such delay, Tenant nevertheless may contest as aforesaid and delay as aforesaid, provided that such delay would not subject Landlord or any Fee Mortgagee to criminal liability or fine, or any material diminution in the value of the Premises, Tenant prosecutes the contest with due diligence, and, if and to the extent required by Landlord or any Fee Mortgagee, Tenant delivers to Landlord a bond or other security in form and amount reasonably satisfactory to Landlord or any Fee Mortgagee to secure payment of any contested amount and any interest or penalties thereon.

Landlord, without cost, expense or liability to it, shall, subject to the foregoing, execute and deliver, in a timely manner, any appropriate papers which may be necessary or proper to permit Tenant to contest the validity or application of any such Applicable Laws.

ARTICLE 9.

                          Insurance and Indemnification

9.1 Building Insurance. Tenant shall obtain and maintain in force at all times during the Term hereof, at its own cost and expense, a policy of standard form fire insurance, together with an "all risk" endorsement and any other endorsements which may be a condition of an all-risk endorsement, covering the buildings and improvements on the Premises and all equipment and furnishings included therein to the extent of the full replacement value thereof in amount sufficient to prevent the Landlord or Tenant from being or becoming a co-insurer within the terms of the policy in question, but in no event less than the coverage requirements under any Fee Mortgage. Landlord shall reasonably determine the amount of coverage required under this Section 9.1

9.2 Liability Insurance. Tenant shall obtain and maintain in force at all times during the Term hereof, at its own cost and expense, a policy of commercial general liability, including public liability and property damage, in an amount of at least One Million Dollars ($1,000,000) for each person, Two Million Dollars ($2,000,000) for each accident, and One Hundred Thousand Dollars ($100,000) for property damage, but in no event less than the reasonable coverage requirements under any Fee Mortgage.

9.3 Professional Liability Insurance. Tenant shall obtain and maintain in force at all times during the Term hereof, at its own cost and expense, a policy of professional liability or "malpractice" insurance customarily issued in connection with nursing home operations in an amount not less than One Million Dollars ($1,000,000) per occurrence with excess coverage or "umbrella" insurance of not less than Ten Million Dollars ($10,000,000), but in no event less than the reasonable coverage requirements under any Fee Mortgage.

9.4 Rental Value Insurance. Tenant shall obtain and maintain in force at all times during the Term hereof, at its own cost and expense, a policy of rental value insurance against loss of income derived from the operation of the Premises due to the risks referred to in Section 9.1 in an amount not less than the Annual Base Rent for one Lease Year due hereunder. Tenant may, at its election, carry such insurance as a coverage contained in a business interruption insurance policy.

9.5 Coverage Changes; Other Insurance. Landlord shall have the right, upon thirty (30) days prior written notice to Tenant, to require Tenant to increase the amount(s) of any insurance coverage required under Article 9 hereof, and to change the deductibles applicable thereto, such that the coverage amounts and deductibles maintained by Tenant hereunder shall be substantially comparable to the coverage amounts and deductibles usually maintained by companies engaged in the same or a similar business in Ohio. Tenant shall obtain and maintain in force at all times during the Term hereof, at its own cost and expense, such other policies of insurance (and in such amounts) as may be reasonably required by Landlord or under any Fee Mortgage, including, without limitation, workmen's compensation insurance, automobile insurance, boiler insurance and flood insurance, but in no event shall any policy be maintained in amounts lower than required by the Fee Mortgagee.

9.6 Insurance Criteria. Insurance policies required by this Lease shall be subject to the applicable terms and conditions of the Fee Mortgage and to the extent not prohibited by the Fee Mortgage shall:

(a) be issued by insurance companies of recognized responsibility (except that Tenant shall have the right to self insure or maintain coverage through a captive insurer in accordance with Section 9.6(e) below);

(b) name the Landlord, the Fee Mortgagee, and other persons or entities reasonably designated by Landlord or Tenant, as the case may be, as additional insureds as their interests may appear; other landlords or tenants may also be added as additional insureds in a blanket policy;

(c) provide that the insurance not be canceled or materially reduced in the scope or amount of coverage unless thirty (30) days or more advance notice is given to the Landlord and Fee Mortgagee, provided that if notwithstanding Tenant's best efforts, Tenant is unable to obtain such commitment from the insurer, then Tenant shall assume the obligation to notify Landlord and Fee Mortgage at least thirty (30) days prior to any cancellation or material reduction in the scope or amount of coverage;

(d) be primary policies not as contributing with, or in excess of, the coverage that the other party may carry;

(e)  be permitted to be carried through one or more of the following:

(i)  a "blanket policy";

(ii) "umbrella" coverage;

(iii)self insurance by Tenant or an affiliate of Tenant, the financial capability and other terms of which are approved by Landlord, in its sole and absolute discretion; or

(iv) captive insurance program through a captive insurance company in which Tenant participates, if the financial condition loss experience and other terms of which are approved by Landlord, in its sole and absolute discretion.

(f) expressly waive any right of subrogation on the part of the insurer against Landlord, Fee Mortgagee, or Tenant.
9.7 Evidence of Insurance. Upon request of the Landlord or Fee Mortgagee, Tenant shall promptly give certificates of insurance to the Landlord and Fee Mortgagee evidencing the insurance coverage required to be maintained by Tenant under this
Article 9. In addition, evidence of renewal of each insurance policy required to be maintained by Tenant hereunder shall, upon Landlord's request, be delivered to Landlord not less than thirty (30) days prior to expiration of such policy.

9.8 Waiver of Subrogation. It is agreed that neither Tenant (or any of its assignees or sublessees from time to time) nor Landlord shall be liable for any loss or damage to each other's property to the extent that such loss or damage is covered by insurance carried by either party. This agreement shall constitute the parties' respective waivers for all insurance policies which contain provisions to the effect that to the extent the insured may have waived by express agreement prior to any loss any right of recovery from others for loss to the property described in any policy or extended coverage endorsement thereon, then the insurance company or companies waive their right of recovery under the subrogation clauses in the insurance policies. Each party hereby waives for itself and on behalf of its insurer the right to recover any loss or damage covered by insurance carried by either party.

9.9      Indemnification.
         ---------------


(a) To the extent the insurance coverage maintained by Tenant hereunder is not available in whole or in part to pay the same, Tenant agrees to defend, protect, indemnify and save harmless Landlord, its successors, assigns, partners, shareholders, directors and officers from and against all liability to third parties (including but not limited to the officers, agents, contractors, and business associates of Tenant) with counsel acceptable to Landlord arising from (i) Tenant's use and occupancy of the Premises (other than liability arising from Landlord's failure to perform or observe any covenant or condition required to be performed or observed by Landlord under this Lease or any gross negligence or intentional misconduct on the part of Landlord or Landlord's servants, agents, employees, contractors, suppliers, workers or invitees), (ii) the negligence or intentional willful misconduct of Tenant and its servants, agents, employees, contractors, suppliers, workers and invitees, or (iii) Tenant's failure to perform or observe in any material respect any covenant or condition required to be performed or observed by Tenant under this Lease.

(b) To the extent the insurance coverage maintained by Tenant hereunder is not available in whole or in part to pay the same, Landlord agrees to defend, protect, indemnify and save harmless Tenant, its successors, assigns, partners, shareholders, directors and officers from and against all liability to third parties (including but not limited to the officers, agents and contractors of Landlord) arising from (i) the gross negligence or intentional willful misconduct of Landlord or Landlord's servants, agents, employees, contractors, suppliers, workers or invitees acting within the scope of their respective authority, or (ii) Landlord's failure to perform or observe in any material respect any covenant or condition required to be performed or observed by Landlord under this Lease.

(c) If any claim is asserted or any action is commenced against a party (the "Indemnified Party") in respect of which such Indemnified Party is entitled to seek indemnification hereunder, such Indemnified Party shall give prompt notice to the other party (the "Indemnifying Party"). Such Indemnifying Party shall have the right, with counsel approved by such Indemnified Party (not to be unreasonably withheld), to assume the defense of such claim or action, provided that if counsel is selected by the Indemnifying Party, no settlement of such claim or action shall be entered into without the written consent of the Indemnified Party or a full written release of the Indemnified Party. If the Indemnifying Party shall so assume such defense then it shall not be responsible for the fees of any separate counsel retained by the Indemnified Party.

ARTICLE 10.

                                    Utilities

10.1 Utilities. Tenant shall pay or cause to be paid all charges (including, without limitation, all deposits and connection charges) for water, gas, sewer, electricity, light, heat, air conditioning, power, telephone, and other services used by or rendered or supplied to Tenant in connection with the Premises and shall contract for the same in Tenant's own name.

10.2 Landlord's Services and Repairs. Landlord shall not be required to furnish to Tenant any facilities or services of any kind whatsoever during the Term, including but without limitation, water, steam, heat, gas, hot water, electricity, light and power. Landlord shall have no obligation to make any alterations, rebuildings, replacements, changes, additions, improvements or repairs to the Premises during the Term.

ARTICLE 11.

                               Control and Repairs

11.1 Possession and Control. Tenant shall have exclusive possession and control of, and responsibility for, the Premises during the Term upon the terms and conditions of this Lease.

11.2 Tenant's Repair Obligations. Subject to Section 12.1, Tenant, at its sole cost and expense, shall keep the Improvements neat and clean, in good repair, order and condition, and shall make all repairs thereto, interior and exterior, structural and non-structural, ordinary and extraordinary, foreseen and unforeseen, as are necessary to keep the Improvements in substantially the same condition as the Improvements are in on the Lease Commencement Date (reasonable wear and tear excepted). When used in this Article 11, the term "repairs" shall include all necessary replacement and renewals, including, but not limited to roof replacement, structural work, parking lot repair and replacement, heating, ventilation and air conditioning systems, plumbing and electrical systems, and any surface or subsurface work. All repairs to the Improvements made by Tenant shall be at least equal in quality and class to the original work. Tenant shall not permit or commit any waste to the Improvements, reasonable wear and tear excepted. Additionally, Tenant, at its sole cost and expense, shall make all repairs, alterations and modifications of any kind and nature that are necessary to comply with Applicable Laws and insurance requirements so that the Facility can be operated legally for the Permitted Use.

11.3 Applicable Standard for Repairs. The necessity for and adequacy of repairs to the Improvements pursuant to Section 11.2 or to the equipment, furniture and fixtures, pursuant to the Section 11.4 shall be measured by the standard which is appropriate for Improvements of similar construction, use and class or by the standard which is appropriate for personal property of similar make, use and class, but, in any event, shall meet the standards established or imposed by any governmental authority having jurisdiction over the Premises or the business conducted thereat.

11.4 Equipment, Furniture and Fixtures. Tenant shall install and place on the Premises, free of any liens except as permitted hereunder, such fixtures, furnishings, furniture and equipment as Tenant deems reasonably necessary or convenient from time to time for the Permitted Use of the Premises; provided, however, that the costs and expenses therefor are paid for by Tenant. Any equipment, furniture and fixtures (whether located on the Premises on the Lease Commencement Date or added thereto or substituted therefor at a later date) (other than equipment leased by Tenant from third parties) shall be and remain the property of Landlord. Upon the expiration of the Term of this Lease, unless Tenant or its assignee shall have acquired the Premises, Tenant shall redeem or retire all outstanding leases of any equipment, furniture and fixtures so that all such equipment, furniture and fixtures shall become the property of Landlord. Tenant agrees upon request of Landlord to execute and to deliver to Landlord at any time and from time to time during the Term of this Lease documentation evidencing Landlord's ownership of the equipment, furniture and fixtures located on the Premises.

ARTICLE 12.

                            Alterations and Additions

12.1 Alterations and Additions to the Improvements. Subject to the terms of the Fee Mortgage, Tenant may make any changes or alterations in or to the Improvements, and may erect and build any and all additions to the Improvements or erect any new Improvements upon the Land which it desires, provided:

(i) Any such change, alteration, addition or replacement, the estimated cost of which shall exceed the Threshold Amount, shall not be commenced without, as a condition precedent, Tenant obtaining written approval from Landlord (which approval shall not be unreasonably withheld or delayed and shall specify if Tenant is required to remove such improvement at the end of the
     Term) and, if required, by the Fee Mortgagee, after Tenant has furnished to Landlord and, if required, the Fee Mortgagee, plans and specifications for such improvement, repair, addition or replacement;

(ii) Tenant shall have procured and paid for, so far as the same may be required from time to time, all permits and authorizations of all municipal departments and governmental subdivisions having jurisdiction;

(iii)Any change or alteration or addition or replacement, the estimated cost of which shall exceed the Threshold Amount shall be conducted under the supervision of an architect or engineer selected by Tenant and approved in writing by Landlord (which approval shall not be unreasonably withheld or delayed) and, if required, by the Fee Mortgagee, and no such change or alteration shall be made except in accordance with detailed plans and specifications and cost estimates prepared and approved in writing by such architect or engineer;

(iv) The change or alteration shall, when completed, be of such a character as not to reduce the value of the Improvements below their value immediately before such change or alteration, and such change or alteration shall be consistent with the quality and appearances of the Premises;

(v) General liability insurance and workmen's compensation insurance for the mutual benefit of Tenant and Landlord against claims for bodily injury, death or property damage in the sums as specified and provided for in
     Article 9 of this Lease shall be in place before work is commenced and maintained by Tenant at Tenant's sole cost and expense at all times when any work is in process in connection with any change or alteration;

(vi) In making any change or alteration, as in this Article provided, Tenant agrees that:

(A) Tenant will at all times fully comply and continue to comply with the foregoing conditions;

(B) Any such change or alteration shall be made in good and workmanlike manner and in compliance with all applicable permits and other laws, ordinances, orders, rules, regulations and requirements of all federal, state, and municipal governments, department, commissions, board and officers, and in accordance with the orders, rules and regulations of the National Board of Fire Underwriters, the local Board of Fire Underwriters or any other body or bodies hereafter exercising similar functions; and

     (C) The cost of any such change or alteration, including but not limited to all insurance premiums, labor and material, shall be paid by Tenant so that the Premises shall at all times be free of liens for labor and materials supplied or claimed to have been supplied to the Premises or for any other item or matter in connection with the making of said alteration or repair.

         Upon request of Tenant, but at Tenant's sole cost and expense, Landlord shall join in Tenant's application for any building permit or license required in connection with such alteration and/or addition to the Improvements and, subject to the prior written consent of the Fee Mortgagee, if required, shall grant such utility easements as may be required in connection therewith; provided nothing herein shall require Landlord to take any action that would materially increase Landlord's obligations and liabilities hereunder, unless the same are fully assumed and paid by Tenant, or that would materially decrease Landlord's rights hereunder, unless the same are fully compensated by Tenant.

ARTICLE 13.

                 Landlord's Right to Perform Tenant's Covenants.

13.1 Landlord's Right to Perform. If Tenant shall at any time fail to pay any Imposition in accordance with the provisions of Section 6.1 or to take out, pay for, maintain or deliver any of the insurance policies or certificates therefor as provided for in Article 9, or shall fail to make any other payment or perform any other act on its part to be made or performed, or shall fail to make necessary repairs in accordance with the provisions of Section 11.2, Landlord, after providing Tenant with the notice required pursuant to Section 23.2 of this Lease, and without waiving or releasing Tenant from any obligation of Tenant contained in this Lease or from any Default by Tenant and without waiving Landlord's right to take such action as may be permissible under this Lease as a result of such Default, may (but shall be under no obligation to):

     (a)  pay any  Imposition  payable by Tenant  pursuant to the  provisions of
          Section 6.1 or

     (b) take out, pay for and maintain any of the insurance policies provided for in Article 9, or

     (c) make any other payment or perform any other act on Tenant's part to be made or performed as in this Lease provided, and, upon giving Tenant at least 24 hours advance notice (except in any emergency), may enter upon the Premises for any such purpose, and take all such action thereon, as may be necessary therefor, causing the least practical interference with Tenant's business.

                  In  furtherance  of  Landlord's   right  to  perform  Tenant's
covenants hereunder, Tenant hereby grants to Landlord an exclusive power of attorney and appoints Landlord its exclusive true and lawful attorney in fact, coupled with an interest, to take each of the actions specified in subsections
(a) through (c) above for and on behalf of and in the name of Tenant throughout the Term of this Lease and thereafter as necessary.

13.2 Reimbursement By Tenant. All costs and expenses actually paid by Landlord pursuant to Section 13.1 hereof, including, without limitation, reasonable attorney's fees and expenses, and court costs, together with interest thereon at the Reference Rate from the date of the payment thereof by Landlord, shall be paid by Tenant to Landlord not later than ten (10) days after written demand therefor by Landlord to Tenant.

ARTICLE 14.

                     Damage and Destruction of the Premises.

14.1 Cancellation Due To Casualty. Notwithstanding anything in this Lease to the contrary, subject to the terms of the Fee Mortgage, if, at any time during the Term, the Facility shall be destroyed or damaged by fire or any other cause, and if the Facility, in the reasonable judgment of Tenant, could not be substantially restored or repaired and ready for full occupancy within two hundred seventy (270) days of the event, Tenant shall have the right, exercisable within sixty (60) days of such event, to terminate this Lease by written notice to Landlord. Tenant shall notify Landlord in writing of its determination of the feasibility of restoring or repairing the Facility within thirty (30) days of such event. In the event Tenant elects to terminate this Lease pursuant to this Section 14, this Lease and the Term shall cease and expire as of the date of such damage or destruction (the "Revised Expiration Date") with the same force and effect as if the Revised Expiration Date were the date originally set forth in this Lease for the expiration of the Term except that Tenant shall have no obligation to repair, replace or rebuild any buildings, structures, improvements or equipment, and the proceeds of all insurance shall be paid to and belong to Landlord, subject to the rights of the holder of any Fee Mortgage.

14.2 Damage. If, during the Term, the buildings, improvements or the equipment on, in or appurtenant to the Premises on the Lease Commencement Date, or thereafter erected or installed thereon or therein, shall be destroyed or damaged in whole or in part by fire or other cause, and Tenant does not terminate this Lease pursuant to Section 14.1, Tenant shall, except as otherwise hereinafter provided, use the Net Insurance Proceeds to promptly repair, replace and rebuild the same with buildings, structures, improvements and equipment of equal or better character, quality and condition than existed immediately prior to such occurrence. Tenant's obligation to repair, replace or rebuild shall be limited to the amount of the Net Insurance Proceeds made available to Tenant plus the amount of any deductible under such insurance, and any other funds that Landlord may (but shall not be obligated to) contribute for such purpose.

14.3 Insurance Proceeds. To the extent permitted under the Fee Mortgage, in the event of a loss in excess of the Threshold Amount, the proceeds of any insurance applicable to the particular casualty (net of any deductible), less any cost and expense incurred in adjusting or collecting such proceeds (hereinafter sometimes referred to as the "Net Insurance Proceeds") shall be deposited in an interest bearing account with a bank or trust company having a capital and surplus of at least $500,000,000, in trust, and such party (hereinafter referred to as the "Trustee") shall make available such Net Insurance Proceeds upon the terms and conditions hereinafter set forth. The Net Insurance Proceeds shall be disbursed from time to time at the request of and at the direction of Tenant and upon the reasonable approval of Landlord after approval of any work, to the parties whom Tenant may employ to perform the restoration work, as same shall progress, or to Tenant, if Tenant shall make or pay for the cost of any restoration work, in reimbursement for the fair value of the work and materials actually incorporated in the Premises. Such payments shall be made by such Trustee from time to time, upon the written request of Tenant, by a duly authorized officer of Tenant, which shall be accompanied by a certificate, addressed to the Trustee, and to Landlord and to the holder of any Fee Mortgage, of the architect or engineer in charge of the restoration work, setting forth that the amount then requested to be withdrawn either has been paid by Tenant or is properly due to contractors, subcontractors, materialmen, engineers, architects, or other persons who have rendered services or furnished materials in connection with such restoration work. In the event of a loss equal to or less than the Threshold Amount, the Net Insurance Proceeds relating thereto shall be assigned or paid directly to Tenant, to be applied by Tenant in accordance with the provisions of this
Section 14.

ARTICLE 15.

                                  Condemnation

15.1 Cancellation Due to Event of a Taking. Upon the taking of all of the Premises or any part thereof which materially and adversely affects the operation of the Facility or results in a decrease in the number of nursing home beds that Tenant may legally operate at the Facility in or by condemnation or other eminent domain proceedings (or by conveyance in lieu thereof), this Lease and the Term shall terminate and expire on the date of vesting of title in such taking (which date is hereinafter referred to as the "Date of Taking"), in which case the obligations and liabilities of Tenant under this Lease which have accrued on or prior to the Date of Taking, and the Base Rent provided in this Lease to be paid by Tenant shall be apportioned and paid by Tenant through the Date of Taking. Upon the taking of less than substantially all of the Premises in or by condemnation or other eminent domain proceedings (or by conveyance in lieu thereof), Tenant shall have the right to terminate this Lease by notice to Landlord if Tenant determines in its reasonable business judgment that such taking materially interferes with Tenant's ability to continue its business operations at the Premises in substantially the same manner as immediately prior to the taking, in which case all rights and obligations of Tenant hereunder shall expire and terminate other than obligations and liabilities of Tenant under this Lease which have accrued on or prior to the Date of Taking, and the Base Rent provided in this Lease to be paid by Tenant shall be apportioned and paid by Tenant through the Date of Taking.

15.2 Award. Subject to Section 15.3 below, if at any time while Landlord is the fee owner of the Premises the whole or any part of the Premises shall be taken for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain (or by conveyance in lieu thereof), Landlord shall be entitled to and shall receive any and all awards and payments that may be made in any such proceeding. Any award of payment that may be made in any such proceeding, after deducting the reasonable cost and expense incurred in connection with the establishment and collection of such award or payment, is herein called the "Net Award". Notwithstanding anything else in this Section, Tenant may claim and recover from the condemning authority a separate award for Tenant's moving expenses, business dislocation damages, the unamortized costs of leasehold improvements (that are not replacements of Facility improvements existing on the Lease Commencement Date) paid for by Tenant, and any other award that would not reduce the award payable to Landlord. Each party shall seek its own award, as limited by this Section, at its own expense, and neither shall have any right to the award made to the other.

15.3 Restoration. If a portion of the Premises shall be taken in or by condemnation or other eminent domain proceedings (or by conveyance in lieu thereof), and this Lease shall not be terminated in accordance with the provisions of Section 15.1, Tenant shall after any such partial taking, use the Net Award to promptly and diligently commence and complete the restoration work for the Premises as nearly as practicable to the condition which existed prior to such partial taking. In the event the Net Award is in excess of the Threshold Amount, the Net Award shall be deposited in an interest bearing account in trust with the Trustee, and the Trustee shall make available such Net Award upon the same terms and conditions as set forth in Section 14 substituting "Net Award" for "Net Insurance Proceeds" as used therein. Tenant's obligation to undertake any restoration work shall be limited to the amount of the Net Award made available to Tenant and any other funds that Landlord may (but shall not be obligated to) contribute for such purpose.

ARTICLE 16.

                            Assignment and Subletting

16.1  Assignments,  etc.  Except as otherwise  permitted  under  Section 16.2 or
Section 16.3 hereof, and subject to the terms of any Fee Mortgage and the Regulatory Agreement between HUD and Tenant, Tenant shall not assign this Lease or any of Tenant's interest hereunder, or sublease any portion of the Premises, without the prior written consent of the Landlord which consent shall be in Landlord's sole and absolute discretion. For purposes hereof, the transfer of any direct or indirect interest in Tenant shall constitute an assignment of this Lease.

16.2 Partial Subleases. Tenant shall have the right to sublease any part (but not all) of the Premises to any Permitted Assignee (or in the case of the medical office space located on the first floor of the Facility, to any provider of medical, clinical or ancillary services not inconsistent with the Permitted Use of the Premises, subject to Applicable Laws) for any use which is a Permitted Use, provided that (i) such sublease and the rights of the sublessee thereunder shall be expressly made subject to and subordinate at all times to this Lease and to any Fee Mortgage now or hereafter existing, and to all amendments, modifications, renewals, extensions, consolidations and replacements of this Lease and each Fee Mortgage; (ii) the term of any such sublease shall not extend beyond the Term; and (iii) Tenant shall furnish Landlord with a copy of such sublease not less than ten (10) days prior to entering into such sublease. No such sublease shall affect Tenant's obligations under this Lease. In the event this Lease shall terminate prior to the expiration of such sublease, the sublessee shall, at Landlord's option, attorn to Landlord and waive any right sublessee may have to terminate the sublease or surrender the Premises.

16.3 Assignment to Permitted Assignees. As long as no Default has occurred and is then continuing beyond any applicable grace period, Tenant shall have the right to assign all or any part of Tenant's right, title and interest as lessee under this Lease to any Permitted Assignee. Nothing herein shall prohibit or limit Tenant's right or authority to assign, pledge, hypothecate or otherwise transfer any accounts or accounts receivable of Tenant resulting from the operation of the Facility. Any assignment of this Lease shall be by an instrument in writing and shall be executed by the assignor and the assignee, in each instance, as the case may be. Each such transferee or assignee shall agree in writing for the benefit of Landlord to assume, to be bound by, and to perform the terms, covenants and conditions of this Lease to be done, kept and performed by Tenant. So long as the Fee Mortgagee is insured by HUD, Tenant shall not make any Assignment of this Lease without any required prior written consent of the FHA Commissioner.

ARTICLE 17.

                                 Fee Mortgages

17.1 Fee Mortgages. As of the Lease Commencement, the Premises will be encumbered with a fee mortgage as more particularly described on the Schedule of Permitted Encumbrances attached hereto as Exhibit B (as the same may be hereafter amended, modified, renewed, extended, consolidated or replaced, hereinafter referred to as the "Initial Fee Mortgage"). The Initial Fee Mortgage and any other mortgage or other security device permitted hereunder which encumbers all or any part of the Landlord's interest in the Premises is herein called a "Fee Mortgage" and the holder of any such mortgage or other security device is herein called a "Fee Mortgagee".

17.2     Subordination.  Subject to the provisions of Section 17.3:

(a) Tenant, for itself and its successors and assigns, agrees that this Lease and the rights of Tenant hereunder shall be and are hereby expressly made subject to and subordinate at all times to each Fee Mortgage now or hereafter existing (including without limitation the Initial Fee Mortgage and the rights of the FHA Commissioner under that certain HUD Regulatory Agreement described in Exhibit B) and to all amendments, modifications, renewals, extensions, consolidations and replacements of each of the foregoing, and to all advances made or hereafter to be made upon the security thereof; and

(b) such subordination shall be automatic and shall require no further action by Landlord or Tenant for its effectiveness.

17.3 Nondisturbance. Notwithstanding the provisions of Sections 17.1 and 17.2, this Lease and the rights of Tenant hereunder shall not be subordinate to any Fee Mortgage, other than the Initial Fee Mortgage or any other HUD-insured Fee Mortgage, unless the Fee Mortgagee shall execute and deliver to Tenant a nondisturbance agreement substantially in the form of Exhibit C or such other form which is reasonable acceptable to Tenant (a "Qualifying Non-Disturbance Agreement"). Tenant agrees to execute and return any Qualifying Non-Disturbance Agreement within twenty (20) days of its receipt thereof.

17.4 Subordination of Fee Mortgagee. Notwithstanding anything to the contrary contained herein, any Fee Mortgagee may subordinate its Fee Mortgage to this Lease by sending Tenant notice in writing subordinating such Fee Mortgage to this Lease, and Tenant agrees to execute and deliver to such Fee Mortgagee an instrument consenting to or confirming the subordination of such Fee Mortgage to this Lease within twenty (20) days of its receipt of such notice.

17.5 Payments By Tenant on Behalf of Landlord.  Except as provided  otherwise in
Section 5.2(b) above, Landlord hereby covenants to pay all amounts due under each Fee Mortgage when and as due and to keep same current at all times. If there shall be a default by Landlord in the payment of any amount due under any Fee Mortgage, Tenant shall have the right to pay the amount so in default, and the reasonable costs and expense, if any, of any foreclosure action or other suit or proceeding instituted by the Fee Mortgagee upon such default, and upon making such payment Tenant shall be entitled to full reimbursement thereof from Landlord upon demand, and, in addition to other remedies, be entitled to offset and deduct the amount so paid, together with interest thereon at the Reference Rate from the date of the payment thereof by Tenant, from any rent then due, or thereafter falling due, under this Lease or any of the Other Leases until the amount of such payment shall have been repaid therefrom by Landlord to Tenant.

ARTICLE 18.

                                     Default

18.1 Default by Tenant. If (a) Tenant defaults in the payment of rent or in the payment of any sum due under this Lease, and such default shall continue for five (5) days after notice thereof in writing by Landlord to Tenant, or (b) if Tenant defaults in the prompt and full performance of any covenant, condition, agreement or provision of this Lease (including, without limitation, Tenant's compliance obligations under Section 3.1(c) hereof and Tenant's payment obligations under Section 5.2(b) hereof to the extent Landlord has exercised its right to require Tenant to pay any Fee Mortgage Obligations then due and payable directly to the Fee Mortgagee) and such default shall continue for thirty (30) days after notice thereof in writing by Landlord to Tenant, provided, however, that in the case of a default which cannot with reasonable diligence be cured within said period of thirty (30) days after the notice, Tenant shall have such additional time to cure the same as may reasonably be necessary (provided Tenant is proceeding with reasonable diligence to cure the same), or (c) if Tenant shall abandon the Premises for any period of thirty (30) consecutive days during the Term of this Lease, or (d) if Tenant shall cease to operate the Premises for the Permitted Use for a period of thirty (30) consecutive days (other than as a result of a casualty or taking), or (e) if Tenant shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt in any bankruptcy or insolvency proceedings and such petition or adjudication shall not be vacated or stayed within sixty (60) days, or (f) if any court shall enter an order, judgment or decree appointing a receiver or trustee for Tenant or any of Tenant's property in a bankruptcy or other proceeding, and such order, judgment or decree shall remain in force, undischarged or unstayed, for sixty (60) days after it is entered, or (g) if any representation, warranty or statement contained herein proves to be untrue in any material respect as of the date when made or at any time if such representation or warranty is a continuing representation or warranty, or (h) if either the state license to operate the Facility as a nursing home or the certification of the Facility to participate in the Medicare and Medicaid programs is revoked or terminated, or (i) if Tenant is in Default under any of the Other Leases, then in any such event of default (hereinafter a "Default") as herein described, Landlord may, at its option at any time during the continuation of such Default:

(A) give written notice to Tenant stating that this Lease is at an end, and thereafter, re-enter, repossess and enjoy the Premises together with all additions, alterations and improvements thereto, subject to any notice or waiting period and/or governmental approval process established or required under applicable federal or state licensure and/or certification regulations pertaining to a change of licensee or ownership of the Facility and in any event in a manner which ensures the safe transfer of care of the patients resident in the Facility, in which case Tenant shall be liable to Landlord for all rent accrued to the date of such termination of this Lease and any expenses actually incurred by Landlord, including attorneys fees, as a result of Tenant's Default hereunder; or

(B) re-enter the Premises and without terminating this Lease, relet the Premises or any part or parts thereof (subject to any notice or waiting period and/or governmental approval process established or required under applicable federal or state licensure and/or certification regulations pertaining to a change of licensee or ownership of the Facility and in any event in a manner which ensures the safe transfer of care of the patients resident in the Facility) on such terms and conditions as Landlord may determine for the account of Tenant, and receive and collect the rents or revenues therefrom, applying the same, first, (x) to any costs and expenses actually incurred by Landlord (including, without limitation, attorneys' fees and expenses) as a result of Tenant's Default, (y) to any costs and expenses actually incurred by Landlord in connection with reletting the Premises (including, without limitation, brokerage commissions, tenant improvement costs and other capital expenditures), and (z) to any costs and expenses actually incurred by Landlord in connection with operating and maintaining the Premises (including, without limitation, capital expenditures and any Fee Mortgage Reserves), and, second, to the fulfillment of the rental obligations of Tenant under this Lease. Tenant shall remain obligated to Landlord until the end of the Initial Term (if the Default occurs during the Initial Term) or the end of the Extension Term then in effect (if the Default occurs during an Extension Term) for all rent and other charges required to be paid by Tenant under the terms of this Lease, reduced by rents or revenues received by Landlord from any reletting during the Term (less all costs and expenses described in the immediately preceding sentence); or

(C) at the option of Landlord exercised at any time, recover from Tenant, as liquidated damages, in addition to any other proper claims but in lieu of and not in addition to any amount which would thereafter have become payable by Tenant under the preceding clause (B), an amount equal to the sum of (x) all Annual Base Rent that is due and unpaid at the later to occur of termination, repossession or eviction, together with interest thereon at the Reference Rate, plus (y) the present value (calculated in the manner stated below) of the amount by which the unpaid Annual Base Rent for the balance of the Term after the later to occur of termination, repossession or eviction exceeds the fair market rental value (taking into account brokerage commissions and other costs and expenses of reletting the Premises) of the Premises for the balance of the Term, plus (z) any other amount necessary to compensate Landlord for all damages proximately caused by Tenant's failure to perform its obligations and covenants under this Lease (including, without limitation, the costs and expenses of operating and maintaining the Premises, including, without limitation, capital expenditures and any Fee Mortgage Reserves); the determination of the "present value" of unpaid Annual Base Rent to be based upon a discount rate of ten percent (10%) per year to present worth; it being understood by the parties hereto that Landlord's damages upon a Tenant Default would not be subject to accurate calculation and the amount established hereby as liquidated damages is a reasonable estimate of the damages, but not a penalty, which would be incurred by Landlord.

                  Anything contained herein to the contrary notwithstanding,  if any termination of this Lease shall be stayed by an order of any court having jurisdiction over any proceeding described in Section 18.1(e) or (f) hereof, or by federal or state statute, then, following the expiration of any such stay, or if the trustee appointed in any such proceeding, Tenant or Tenant as debtor-in-possession shall fail to assume Tenant's obligation under this Lease within the period prescribed therefor by law or within one hundred twenty (120) days after entry of the order for relief or as may be allowed by the court, or if said trustee, Tenant or Tenant as debtor-in-possession shall fail to provide adequate protection of Landlord's right, title and interest in and to the Premises or adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, Landlord, to the extent permitted by law or by leave of the court having jurisdiction over such proceeding, shall have the right, at its election, to terminate this Lease on five (5) days' notice to Tenant, Tenant as debtor-in-possession or said trustee and upon the expiration of said five (5) day period this Lease shall cease and expire as aforesaid and Tenant, Tenant as debtor-in-possession or said trustee shall immediately quit and surrender the Premises as aforesaid and be liable to Landlord as provided above upon a termination of this Lease.

18.2 Cancellation of Lease by FHA Commissioner. Notwithstanding anything to the contrary herein set forth, this Lease may be cancelled upon thirty (30) days prior written notice by the FHA Commissioner given to Landlord and Tenant for a violation by Tenant of any of the provisions set forth in the Regulatory Agreement executed by Tenant dated as of September 26, 2000; provided that Termination of the Lease on such grounds shall be deemed to be a Default by Tenant hereunder, and Landlord shall have all the rights accorded to Landlord upon a Default by Tenant under Section 18.1 hereof. Nothing contained in this Lease shall be deemed to grant Tenant more than thirty (30) days to cure any violation upon which the FHA Commissioner has given notice to the Tenant.

18.3     Tenant Bankruptcy Provisions

(A) If a default occurs under Section 18.1(e) or (f) hereof and Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any Person who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then, in such event, notice of such proposed assignment (an "Assignment Notice") shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption. Such Assignment Notice shall set forth (a) the name and address of such Person, (b) all of the terms and conditions of such offer, and (c) adequate assurance of future performance by such Person under the Lease as set forth in paragraph (B) below, including, without limitation, the assurance referred to in Section 365(b)(3) of the Bankruptcy Code. Landlord shall have the prior right and option, to be exercised by written notice to Tenant given with ten (10) days of Landlord's receipt of the Assignment Notice, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such Person, less any brokerage commissions which would otherwise be payable by Tenant out of the consideration to be paid by such Person in connection with the assignment of this Lease. For purposes of this Lease, "Bankruptcy Code" shall mean 11 U.S.C. ss. 101 et. seq., as amended from time to time.

(B) The term "adequate assurance of further performance" as used in this Lease shall mean that any proposed assignee shall, among other things: (a) agree to cure all material defaults under this Lease; (b) furnish Landlord with financial statements of such assignee for the prior three (3) fiscal years, as finally determined after an audit by a certified public accountant, which financial statements shall show a net worth of such assignee reasonably necessary for the assignee to fully perform this Lease and, to the extent they are to be assigned to the proposed assignee, the Other Leases for each of such three (3) years, all as reasonably determined by Landlord, provided, however, that such net worth shall not be required to exceed four times (4x) the then Annual Base Rent under this Lease and, to the extent they are to be assigned to the proposed assignee, the Other Leases for each of such three (3) years; (c) grant to Landlord a security interest in such tangible property of the proposed assignee located at the Premises as Landlord shall reasonably deem necessary to secure such assignee's future performance under this Lease; and (d) provide such other information or take such action as Landlord, in its reasonable judgment shall determine is necessary to provide adequate assurance of the performance by such assignee of its obligations under this Lease.


ARTICLE 19.

                                 Quiet Enjoyment

19.1 Quiet Enjoyment. Upon payment of the Annual Base Rent and all other charges herein provided for, and provided Tenant complies with the terms of this Lease and performs its obligations hereunder, Tenant shall quietly have and enjoy the Premises during the Term without hindrance or interruption by Landlord or by anyone claiming by, through or under Landlord subject, however, to the terms and conditions of this Lease.

ARTICLE 20.

                              Estoppel Certificates

20.1 Tenant's Certificate. Tenant shall, without charge, at any time and from time to time, within fifteen (15) days after request by Landlord, certify by written instrument, duly executed, acknowledged and delivered, to Landlord, or any other person, firm or corporation specified by Landlord in substantially the form as Exhibit E annexed hereto and made a part hereof.

20.2 Landlord's Certificate. Landlord shall, without charge, at any time and from time to time, but in no event more than three (3) times in any calendar year, within fifteen (15) business days after request by Tenant certify by written instrument, duly executed, acknowledged and delivered, to the effect that this Lease is unmodified and in full force and effect (or if there shall have been modifications that the same is in full force and effect as unmodified and stating the modifications) and the dates to which the Annual Base Rent and other charges have been paid, the date of expiration of the current Term, the Annual Base Rent then payable under this Lease, and stating whether or not, to the best knowledge of the officer executing such certificate on behalf of Landlord, Tenant is in default in performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the person executing such certificate may have knowledge.

ARTICLE 21.

                             Surrender; Holding Over

21.1 Surrender. Tenant shall and will on the Termination Date or upon any earlier termination of this Lease, well and truly surrender and deliver up to Landlord the Premises without delay and subject to the provisions of Article 11 hereof, in good order, condition and repair, and in substantially the same condition as on the Lease Commencement Date, with such changes and improvements thereto as Landlord shall have approved (without specifically requiring Tenant to remove the same at the end of the Term), reasonable wear and tear excepted.

21.2 Holding Over. If Tenant fails or refuses to surrender and deliver up to Landlord the Premises upon the Termination Date or upon any earlier termination of this Lease, without Landlord's consent, then Landlord may at its option and in addition to its other remedies, treat Tenant as a Tenant-at-sufferance. The rent due to Landlord from Tenant during such holdover period shall be one and one half (1 1/2) times the then Annual Base Rent.

ARTICLE 22.

                              Right of First Offer

22.1 Tenant's Right of First Offer. Prior to marketing the Premises for any Transfer of the Premises, Landlord shall first give written notice to Tenant (a "Transfer Notice") of Landlord's desire to transfer the Premises and the specific terms and conditions that would be acceptable to Landlord, including but not limited to price, closing conditions and time for closing ("Landlord's Transfer Terms"). Tenant shall have the right (but not the obligation) during the fifteen (15) day period after receipt of the Transfer Notice in which to give Landlord either (1) written notice of Tenant's agreement to Landlord's Transfer Terms, in which event Landlord shall transfer the Premises to Tenant, and Tenant shall acquire the Premises from Landlord, in accordance with Landlord's Transfer Terms, or (2) written notice of such other terms and conditions on which Tenant would be willing to acquire the Premises from Landlord, including but not limited to price, closing conditions and time for closing ("Tenant's Transfer Terms"), in which event Landlord shall have fifteen
(15) days after receipt of Tenant's Transfer Terms to accept or reject Tenant's Transfer Terms by written notice to Tenant. If Landlord accepts Tenant's Transfer Terms, Landlord shall transfer the Premises to Tenant, and Tenant shall acquire the Premises from Landlord, in accordance with Tenant's Transfer Terms and such other terms as are mutually acceptable to Landlord and Tenant. If Landlord rejects Tenant's Transfer Terms, Landlord shall be free, for a period of one hundred eighty (180) days after its written notice to Tenant rejecting Tenant's Transfer Terms, to transfer the Premises to any other Person on Landlord's Transfer Terms or such other terms and conditions as Landlord may determine, provided that such terms and conditions shall provide Landlord with at least 95% of the purchase price included in Tenant's Transfer Terms. Tenant shall have the right to review all agreements between Landlord and any other Person governing the Transfer of the Premises to confirm that the terms and conditions thereof are not less favorable than Tenant's Transfer Terms. If Landlord does not so Transfer the Premises within the applicable one hundred eighty (180) day period, the Premises shall forthwith again become subject to Tenant's Right of First Offer hereunder. In the event Tenant fails to respond to any Transfer Notice within thirty (30) days after receipt of same, Landlord shall be free, for a period of one hundred eighty (180) days after such 30-day period expires, to Transfer the Premises to any other Person on such terms and conditions as Landlord, in its sole discretion, may determine. If Landlord does not so Transfer the Premises within the applicable one hundred eighty (180) day period, the Premises shall forthwith again become subject to Tenant's Right of First Offer hereunder.

                  Notwithstanding Tenant's failure for any reason to purchase the Premises from Landlord pursuant to this Section 22.1, this Lease shall remain in effect in accordance with its terms and any Person that purchases the Premises from Landlord shall take ownership of the Premises subject to this Lease, including, without limitation, Tenant's Right of First Offer hereunder, which shall apply to any future transfer of the Premises by said purchaser or its successors or assigns.

ARTICLE 23.

                               General Provisions

23.1 Severability. If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

23.2 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at the following address or facsimile number:

         To Landlord:               HHC Beachwood, Inc.
                                    c/o Investcorp International
                                    280 Park Avenue
                                    New York, NY  10017
                                    Attn:  Lars C. Haegg and F. Jonathan Dracos
                                    Fax: (212)

         With a copy to:            David Furman, Esq.
                                    Gibson, Dunn & Crutcher
                                    200 Park Avenue
                                    New York, NY  10166
                                    Fax: (212) 351-4035

         To Tenant:                 Harborside of Cleveland Limited Partnership
                                    c/o Harborside Healthcare
                                    One Beacon Street
                                    Boston, MA 02108
                                    Attn:   President
                                    Fax:  (617) 646-5439

         With a copy to:            Martin R. Leinwand, Esq.
                                    McDermott, Will & Emery
                                    28 State Street
                                    Boston, MA  02109
                                    Fax:  (617) 535-3800

or such other address or facsimile number as such party may hereafter specify to Landlord and Tenant for purposes of notice. Each such notice, request or other communication may be given by counsel and shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section, (b) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid,
(c) if given by a nationally recognized overnight delivery carrier, on the next business day after delivery to such carrier, or (d) if given by any other means, when delivered at the address specified in this Section.

23.3 Waiver of Jury Trial. The parties hereto waive a trial by jury of any and all issues arising in any action or proceeding between them or their successors under or connected with this Lease or any of its provisions, any negotiations in connection therewith, or Tenant's use or occupation of the Premises.

23.4     Consent of Either Party.
         -----------------------

(a) Where any provision of this Lease requires the consent or approval of either party, each party agrees that except as specifically provided otherwise in this Lease, it will not unreasonably withhold or delay such consent or approval.

(b) If either party shall request the consent, approval or statement of satisfaction of the other party with respect to any matter hereunder then, except as specifically provided otherwise in this Lease, a failure by such party to reply to such request within twenty (20) business days thereafter shall be deemed to be consent, approval or statement of satisfaction as the case may be.

23.5 Payments Under Protest. In case of any dispute between Landlord and Tenant with respect to the amount of money payable by Tenant to Landlord under the provisions of this Lease, Tenant shall be privileged to make payment under protest and, in such event, shall be privileged to assert and prosecute a claim or claims for the recovery of the sum, or any part thereof, that shall have been so paid by Tenant under protest.

23.6 No Oral Modification. This Lease, the exhibits attached hereto or forming a part hereof, and the Purchase Option set forth all of the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Premises. Except as otherwise provided herein, this Lease may not be changed or terminated orally or in any manner other than by an agreement in writing and signed by the party against whom enforcement of the change or termination is sought.

23.7 Covenants To Bind and Benefit Respective Parties. The terms, covenants, provisions and agreements herein contained shall be construed as covenants running with the Land and shall bind and inure to the benefit of Landlord, its successors and assigns, and Tenant, its permitted successors and assigns.

23.8 Captions and Table of Contents. The captions of this Lease are for convenience and reference only and in no way define, limit or describe the scope or intent of this Lease nor in any way affect this Lease. The table of contents preceding this Lease but under the same cover is for the purpose of convenience and reference only and is not to be deemed or construed in any as part of this Lease, nor as supplemental thereto or amendatory thereof.

23.9 Memorandum of Lease. Landlord and Tenant agree to execute concurrently with the execution of this Lease and to cause to be recorded in the public records of Cuyahoga County, Ohio a memorandum of this Lease substantially in the form of Exhibit D. Tenant agrees to execute, deliver and record a memorandum of termination of this Lease upon termination of this Lease in accordance with its terms.

23.10 Waiver. The failure of either party to exercise any of its rights is not a waiver of those rights. A party waives only those rights specified in writing and signed by the party waiving its rights.

23.11 Governing Law. This Lease shall be governed by the laws of the State of Ohio. Tenant hereby consents to personal jurisdiction in the courts of Ohio and the United States District Court for the District in which the Facility is situated as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of or with respect to this Lease and expressly waives any and all obligations Tenant may have as to venue in any of such courts.

23.12 Business Days. Business days means Monday through Friday inclusive, excluding holidays. Throughout this Lease, wherever "days" are used the term shall refer to calendar days. Wherever the term "business days" is used the term shall refer to business days.

23.13 Time of the Essence. Time shall be of the essence as to the dates and times of performance of each and every warranty, item, condition and covenant under this Lease.

23.14 Delays. In any case where either party hereto fails to comply with any term or provision of this Lease or to perform any act required under this Lease as a result of a delay caused by or resulting from acts of God, war, civil commotion, fire, flood or other casualty, strikes, inability to obtain labor, materials or equipment, government regulations, unusually severe weather, or other causes beyond such party's reasonable control, the performance of such act shall be excused for the period of such delay, and the period for performance of any such act shall be extended for a period equal to the period of such delay.

23.15 No Broker. Tenant represents that it has not dealt with any agent, broker or similar person with respect to this Lease, and hereby indemnifies Landlord against any and all parties who claim to have dealt with Tenant with regard to this Lease. Landlord represents that it has not dealt with any agent, broker or similar person with respect to this Lease, and hereby indemnifies Tenant against any and all parties who claim to have dealt with Tenant with respect to this Lease.

23.16 Authority. Tenant is duly authorized to make and enter into this Lease and to carry out the transactions contemplated herein. Landlord is duly authorized to make and enter into this Lease and to carry out the transactions contemplated herein.

23.17 Attorneys' Fees and Litigation. In the event of litigation between the parties to this Lease, the non-prevailing party in any such litigation shall bear the full cost of such litigation, including the attorneys' fees of the prevailing party; it being understood and agreed that the determination of which party is the prevailing party shall be included in the matters which are the subject of such action or suit.

23.18 Further Assurances. Each party from time to time shall execute and deliver to the other such additional documents and provide such additional information as such party may reasonably require to carry out the terms of this Lease; provided nothing herein shall require Landlord to take any action that would materially increase Landlord's obligations or liabilities hereunder, unless the same are full assumed and paid by Tenant, or that would materially decrease Landlord's rights hereunder, unless the same are fully compensated by Tenant.

23.19 Counterparts. This Lease may be executed and delivered in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same agreement.

23.20 Landlord's Exculpation. Notwithstanding anything contained herein to the contrary, Tenant shall look solely to Landlord to enforce Landlord's obligations hereunder and no member, partner, shareholder, director, officer, principal, employee or agent, directly or indirectly, of Landlord (collectively, the "Exculpated Parties") shall be personally liable for the performance of Landlord's obligations under this Lease. Tenant shall not seek any damages against any of the Exculpated Parties. The obligations of the Landlord named herein (or of any subsequent landlord) under this Lease accruing from and after the sale, conveyance, assignment or transfer by the Landlord named herein (or by any subsequent landlord) of its interest in the Premises shall not be binding upon the Landlord named herein after the sale, conveyance, assignment or transfer of the interest in the Premises of the Landlord named herein (or upon any subsequent landlord after the sale, conveyance, assignment or transfer of the interest in the Premises of such subsequent landlord); and in the event of any such sale, conveyance, assignment or transfer, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder that accrue from and after such sale, conveyance, assignment or transfer of Landlord's interest in the Premises. The liability of Landlord for Landlord's obligations under this Lease shall in all cases be limited to Landlord's interest in the Premises and its other assets and Tenant shall not look to any other property or assets of any Exculpated Parties in seeking either to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlord's failure to perform such obligations.

                                                       ****






                  IN WITNESS WHEREOF, the undersigned have caused this Lease to be executed on the date and year first above written.


In the presence of:                                      TENANT:


HARBORSIDE OF CLEVELAND LIMITED PARTNERSHIP
________________________________           By:  Harborside Health I Corporation,
                                           its duly authorized general partner
Print Name_______________________

________________________________           By:_________________________________
Print Name ______________________             Bruce J. Beardsley
                                               its Vice President

                                           LANDLORD:


                                           HHC BEACHWOOD, INC.
-------------------------------
Print Name ______________________          By: ________________________________
                                               Lars C. Haegg
                                                its Vice President
--------------------------------
Print Name ______________________





STATE OF                                    )
                                                              )
COUNTY OF                                   )


                  BEFORE ME, a Notary Public in and for said County and State, personally appeared HHC BEACHWOOD, INC., a Delaware corporation, by Lars C. Haegg, its Vice President, who acknowledged that he did execute the foregoing instrument and such execution is his free act and deed and the free act and deed of such corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at ____________, _______ this _____ day of September, 2000.

                                                --------------------------------
                                                     Notary Public




STATE OF                                    )
                                                              )
COUNTY OF                                   )

         BEFORE ME, a Notary Public in and for said County and State personally appeared HARBORSIDE OF CLEVELAND LIMITED PARTNERSHIP, by Harborside Health I Corporation, its corporate general partner, by Bruce Beardsley, its Vice President, who acknowledged that he did execute the foregoing instrument on behalf of said corporation and limited partnership and such execution is his free act and deed and the free act and deed of such corporate general partner and limited partnership.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at _____________, ___________ this _____ day of September, 2000.

                                                     ---------------------------
                                                     Notary Public









                                List of Exhibits


Exhibit A                           Legal Description of Land
Exhibit B                           Permitted Encumbrances
Exhibit C                           Form of Qualifying Non-Disturbance Agreement
Exhibit D                           Form of Memorandum of Lease
Exhibit E                           Form of Tenant's Certificate




                                                   -iii-
                                       -1-


                                    EXHIBIT A

                            LEGAL DESCRIPTION OF LAND

                                                       ( BEACHWOOD )

         Situated in the City of Beachwood, County of Cuyahoga and State of Ohio; And known as being part of Original Warrensville Township Lot No. 60, and being further bounded and described as follows: Beginning at a point on the center line of Richmond Road, at the southwesterly corner of land conveyed to the Anshe Emeth Congregation by deed dated November 28, 1910 and recorded in Volume 1314, Page 423 of Cuyahoga County Deed Records; said point also being the southwesterly corner of said Original Warrensville Township Lot No. 60; Thence South 89(Degree) 56' 52" East along the southerly lines of said Original Lot No. 60 and the Anshe Emeth Congregations's land, a distance of 536.23 feet to a point;

         Thence North 0(Degree) 03' 08" East, a distance of 50.00 feet to a point, said point being the principal place of beginning of the parcel herein intended to be described;

         Thence South 89(Degree) 56' 52" East and parallel with the southerly lines of said Original Lot No. 60 and the Anshe Emeth Congregations land, a distance of 377.47 feet to a point of curvature;

         Thence Northeasterly along the arc of a circle deflecting to the left, having a radius of 75.00 feet, an arc distance of 117.69 feet, and a chord distance of 105.98 feet which bears North 45(Degree) 05' 54" East to point of tangency on the southerly prolongation of the westerly sideline of Park East Drive, 60 feet wide, as shown by the Dedication Plat recorded in Volume 219, Page 35 of Cuyahoga County Map Records;

         Thence North 0(Degree) 08' 40" East along the said southerly prolongation of the westerly sideline of Park East Drive, a distance of
         260.11 feet to the southwesterly corner of existing Park East Drive; said point also being on the northerly line of land so conveyed to Anshe Emeth Congregation; Thence North 89(Degree) 56' 52" West along the said northerly line of the Anshe Emeth Congregation's land, a distance of 452.89 feet to a point; Thence South 0(Degree) 03' 08" West, a distance of 334.99 feet to the principal place of beginning, be the same more or less, but subject to all legal highways.

      and bearing permanent parcel number: 742-28-011.






                                    EXHIBIT B

                              PERMITTED ENCUMBANCES


1. Open-End Mortgage Deed from HHC Beachwood, Inc. to Beacon Hill Mortgage Corp., in the original amount of $20,017,500.00, dated September 26, 2000, filed for record September 26, 2000, recorded in Document No. __________ of Cuyahoga County Records.

2. Financing Statement from HHC Beachwood, Inc. to Beacon Hill Mortgage Corp., dated September 26, 2000, filed for record on September 26, 2000 at _______ and recorded as Cuyahoga County Financing Statement No. ______________.

3. Covenants and Restrictions contained in an instrument from The Park Synagogue, formerly known as Anshe Emeth Beth Tefilo Congregation to North Coast Beachwood Limited Partnership, dated June 20, 1986, filed for record June 20, 1986, recorded in Volume 86-3744, Page 14 of Cuyahoga County Records.

4. Covenants and Restrictions contained in an instrument from North Coast Beachwood Limited Partnership to Park Partners, dated December 31, 1987, filed for record January 1, 1988, recorded in Volume 88-0095, Page 13 of Cuyahoga County Records.

5. Assignment of Leases by and between Associated Healthcare Management Company, Inc. and Beachwood Care Center Limited Partnership, dated June 28, 1996, filed for record July 1, 1996, recorded in Volume 96-06293, Page 52 of Cuyahoga County Records. Assignment and Assumption of Leases by and between Beachwood Care Center Limited Partnership and Harborside of Cleveland Limited Partnership, dated July 1, 1996, filed for record July 1, 1996, recorded in Volume 96-06294, Page 9 of Cuyahoga County Records.

6. Memorandum of Lease by and between HHC Beachwood, Inc. and Harborside of Cleveland Limited Partnership, dated September 26, 2000, filed for record September 26, 2000, recorded as Document No. _________ of Cuyahoga County Records.






                                    EXHIBIT C

                  FORM OF QUALIFYING NON-DISTURBANCE AGREEMENT

                                See Attached Form





             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

         THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (THIS "Agreement") is made and entered into as of the _____ day of _______________, ______, by and between [NAME OF LENDER], a ________________________ ("Lender")
and HARBORSIDE OF CLEVELAND LIMITED PARTNERSHIP, a Massachusetts limited partnership ("Tenant').

                                    RECITALS:

A. Lender has made a loan or is about to make a loan to HHC BEACHWOOD INC, a Delaware corporation ("Landlord"), secured by a mortgage (the "Mortgage") covering the land situated in Beachwood, Ohio, more particularly described on Exhibit A attached hereto and made a part hereof, together with the improvements now or hereafter erected thereon (said land and improvements thereon being hereinafter collectively referred to as the "Real Property").

B. By a certain lease identified on Exhibit B attached hereto (the lease and all amendments, extensions and renewals thereto are hereinafter called the "Lease"), Landlord leased all or a portion of the Real Property to Tenant.

C. As a condition precedent to Lender's disbursement of loan proceeds, Lender has required that Tenant certify and confirm certain matters about the Lease to lender and subordinate the Lease and its interest in the Real Property in all respects to the lien of the Mortgage.

D. As a condition precedent to Tenant's subordinating the Lease, Tenant is requiring that Lender agree not to disturb its tenancy in the event of foreclosure of the Mortgage.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the sum of One Dollar and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged by each of the parties hereto, the Lender and Tenant, intending to be legally bound, hereby agree as follows:

1. Representations and Warranties of Tenant. Tenant represents and warrants to Lender, as of the date hereof, that Tenant is entitled to no credit and no offset or deduction in rent, and Tenant has no claims or defenses to enforcement of the Lease.

2. Subordination. The Lease, the leasehold estate created thereby, and the rights of Tenant in, to or under the Lease and the Real Property, are hereby subjected and subordinated and shall remain in all respects and for all purposes subject, subordinate and junior to the lien of the Mortgage, as fully and with the same effect as if the Mortgage had been duly executed, acknowledged and recorded, and the indebtedness secured thereby had been fully disbursed, prior to the execution of the Lease or possession of any portion of the Real Property by Tenant, or its predecessors in interest.

3. Reliance by Lender. The parties further agree that the disbursement by Lender of all or any substantial part of the indebtedness shall constitute conclusive reliance by Lender upon this instrument and the provisions hereof and the subordination effected hereby.

4. Tenant Not to Be Disturbed. So long as Tenant attorns to Lender and is not in Default, as defined in the Lease, Tenant's rights under the Lease including but not limited to quiet enjoyment and possession of the Real Property, shall not be diminished or interfered with by Lender, and Lender shall not transfer or otherwise convey the Certificate of Need applicable to the nursing home located on the Real Property except to a party to whom it conveys the Real Property.

5. Tenant to Attorn to Lender. If the interests of Landlord shall be transferred to and owned by Lender by reason of foreclosure or other proceedings brought by it in lieu of or pursuant to a foreclosure, or by any other manner, and Lender succeeds to the interest of the Landlord under the Lease, Tenant shall be bound to Lender under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be with the same force and effect as if Lender were the landlord under the Lease; and Tenant shall attorn to Lender, as its landlord, said attornment to be effective and self-operative immediately upon Lender sending written notice to Tenant advising that Lender has succeeded to the interest of Landlord in the Real property without the execution of any further instruments on the part of any of the parties hereto. Except in the event of default by Landlord under the Mortgage and notice thereof from Lender, and without affecting Lender's security interest in rent due under the Lease, Tenant shall be under no obligation to pay rent to Lender until Tenant receives written notice from Lender that it has succeeded to the interest of Landlord under the Lease. The respective rights and obligations of Tenant and Lender upon such attornment, to the extent of the then remaining balance of the term of the Lease and any such extensions and renewals, shall be and are the same as now set forth therein, it being the intention of the parties hereto for this purpose to incorporate the Lease in this Agreement by reference with the same force and effect as if set forth in length herein.

6. Lender Not Bound by Certain Acts of Landlord. If Lender shall succeed to the interest of Landlord under the Lease, Lender shall not (a) be liable for any act or omission of any landlord (including Landlord) occurring prior to Lender's succession; (b) be subject to any offsets or defenses which Tenant might have against landlord (including Landlord) arising prior to Lender's succession; (c) be bound by any security deposits or by any rent or additional rent (excluding the Initial Replacement Reserve) which Tenant might have paid for more than one month in advance; nor (d) be bound by any amendment or modification of the Lease or any release from liability of any party liable for the obligations of Tenant under the Lease made after the date of this Agreement without Lender's consent.

7. Notice and Cure of Landlord's Default. No notice by Tenant to Landlord under the Lease shall be binding on Lender unless a copy thereof is sent to Lender. Tenant agrees to send Lender a copy of any notice relating to a breach or default under the Lease at the same time any such notice is sent to Landlord. Tenant agrees that if any such notice relates to the breach or default by Landlord under the Lease, then Lender, at its sole option and without obligation so to do, may cure any such default within a reasonable period, but in no event less than any period of time as would be available to Landlord, but measured from the date that Tenant delivers a copy of such notice to Lender.

8. No Modification. No modification, amendment, or release or any provisions of this Agreement, or of any right, obligation, claim, or cause of action arising hereunder shall be valid or binding for any purpose whatsoever unless in writing and executed by the party against whom the same is sought to be asserted.

9. Notices. All notices required to be given hereunder shall be given in writing to the appropriate party or parties at the following addresses:

         To Landlord:               HHC Beachwood, Inc.
                                    c/o Investcorp International
                                    280 Park Avenue
                                    New York, NY  10017
                                    Attn:  Lars C. Haegg and F. Jonathan Dracos
                                    Fax: (212)

         With a copy to:            David Furman, Esq.
                                    Gibson, Dunn & Crutcher
                                    200 Park Avenue
                                    New York, NY  10166
                                    Fax: (212) 351-4035

         To Tenant:                 Harborside of Cleveland Limited Partnership
                                    c/o Harborside Healthcare
                                    One Beacon Street
                                    Boston, MA 02108
                                    Attn:   President
                                    Fax:  (617) 646-5439

         With a copy to:   Martin R. Leinwand, Esq.
                                    McDermott, Will & Emery
                                    28 State Street
                                    Boston, MA  02109
                                    Fax:  (617) 535-3800

         To Lender:                 _______________________________
                                    ===============================
                                    -------------------------------


or at such other place as such party may designate in writing to the other party. All notices shall be deemed to have been delivered (a) upon delivery if hand-delivered, (b) on the next business day after deposit with a recognized overnight courier, or (c) on the date shown on the return receipt if delivered by registered mail, return receipt requested.

10. Landlord's Consent. Landlord is joining herein solely for the purpose of consenting to the terms and conditions of this Agreement and agreeing that Tenant may rely upon any and all notices from Lender relating to the rights of Lender hereunder and under the Mortgage.

11. Successors and Assigns. This Agreement and each and every covenant, agreement and other provisions hereof shall be binding upon the parties hereto and their heirs, administrators, representatives, successors and assigns, including without limitation each and every holder of the landlord's or the tenants interest in the Lease, including purchasers at a foreclosure sale and any other person having an interest therein, and shall inure to the benefit of Lender and its successors and assigns.

12. Choice of Law. This Agreement shall be constructed and enforced according to, and governed by, the laws of the State of Ohio without reference to conflicts of laws provisions which, but for this provision, would require the application of the law of any other jurisdiction.

13. Captions and Headings. The captions and headings of the various sections of this Agreement are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

14. Counterparts. This Agreement may be executed in any number of counterparts for the convenience of the parties, all of which, when taken together and after execution by all parties hereto, shall constitute one and the same Agreement.




         IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed as of the date first above written.

In the presence of:                         TENANT:

                                            HARBORSIDE OF CLEVELAND
LIMITED PARTNERSHIP


___________________________________         By: Harborside Health I Corporation,
Print Name: _______________________         its duly authorized general partner.
___________________________________         By:  ___________________________
Print Name: _______________________                Its _____________________


In the presence of:                                           LENDER:

-----------------------------------         --------------------------------
Print Name: _______________________         By _____________________________
                                            Its ____________________________
-----------------------------------
Print Name: _______________________

         The foregoing Agreement is hereby consented and agreed to by the undersigned as set forth in Section 10 hereof.

In the presence of :                        HHC BEACHWOOD, INC.

_________________________________           By:____________________________
Print Name: _______________________         Its__________________________

---------------------------------
Print Name: _______________________








                            Acknowledgement of Lender

STATE OF                                    )
                                                     )        SS.
COUNTY OF                                            )

         Before me, a Notary Public in and for said County and State, personally appeared the above-named [NAME OF LENDER], by ________________________, its ___________________, who acknowledged that he did sign the foregoing instrument for and on behalf of said corporation, and that the same is the free act and deed of said corporation and his free act and deed individually.
         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at ___________, ____________, this______ day of ______________, ______.

                                                     -------------------------
                                                     Notary Public


                           Acknowledgement of Landlord

STATE OF                                    )
                                            )        SS.
COUNTY OF                                   )


         Before me, a Notary Public in and for said County and State, personally appeared the above-named [NAME OF LANDLORD] by ____________________, its ____________, who acknowledged that he did sign the foregoing instrument for and on behalf of said corporation, and that the same is the free act and deed of said corporation and his free act and deed individually.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at ________________, _______________this _______ day of ____________, ________.


                                                     ------------------------
                                                     Notary Public




                            Acknowledgment of Tenant


STATE OF                                             )
                                                     )        SS.
COUNTY OF                                            )


         Before me, a Notary Public in and for said County and State, personally appeared the above-named Harborside of Cleveland Limited Partnership, by
Harborside Health I Corporation, its corporate general partner by ____________________________, its ______________, ______________, who
acknowledged that he did sign the foregoing instrument for and on behalf of said corporate general partner and limited partnership, and that the same is the free act and deed of said corporate general partner and limited partnership and his free act and deed individually.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at _________________, this _______day of _____________, ___________.


                                                           --------------------
                                                              Notary Public












                                      -iv-


                                    EXHIBIT D

                           FORM OF MEMORANDUM OF LEASE

                                See Attached Form






                                       -1-


                               MEMORANDUM OF LEASE



         THIS MEMORANDUM OF LEASE, dated this 26th day of September, 2000, by and between HHC BEACHWOOD, INC., having its principal office at c/o Investcorp International, 280 Park Avenue, New York, New York 10017 ("Landlord"), and HARBORSIDE OF CLEVELAND LIMITED PARTNERSHIP, a Massachusetts limited partnership having its principal office c/o Harborside Healthcare, One Beacon Street, Boston, Massachusetts 02108, ("Tenant").

                                          WITNESSETH:
                                          ----------


         1. For and in consideration of One Dollar ($1.00) and other good and valuable consideration paid by Tenant to Landlord and in further consideration of the rents reserved and the covenants and conditions more particularly set forth in that certain Lease between Landlord and Tenant dated September 26, 2000, (the "Lease"), the Landlord demised and let unto Tenant and Tenant leased and took from the Landlord that certain parcel of land and the improvements thereon described in Exhibit "A" attached hereto and made a part hereof (the "Premises").

         2. The term of the Lease commenced September 26, 2000, and shall terminate September 30, 2015, provided that the term is subject to the rental, covenants, provisions and conditions contained in the Lease. Tenant has the right to extend the term of the Lease for two five-year renewal terms. Subject to the terms of the Lease, Tenant also has the right of first offer in the event Landlord decides to market the Premises.

         3. This Memorandum of Lease is executed in simplified short form solely for the convenience of the parties and for the purpose of recording the same. This Memorandum of Lease shall not have the effect of in any way modifying, supplementing or abridging the Lease or any of its provisions as the same are now or may hereafter be in force and effect.






         IN WITNESS WHEREOF, the parties hereto have set their hands to duplicate hereof the day and year first above written.

WITNESS:                         LANDLORD:

_______________________________  HHC BEACHWOOD, INC.,
Name:                            a Delaware Corporation

_______________________________  By: ________________________________
Name:                                 Lars C. Haegg, its Vice President

                                 TENANT:

                                 HARBORSIDE OF CLEVELAND LIMITED PARTNERSHIP, a
______________________________   Massachusetts limited partnership
Name:
                                 By: HARBORSIDE HEALTH I CORPORATION, a Delaware
                                                         corporation
-------------------------------
Name:                            By: _______________________________
                                     Bruce J. Beardsley, its Vice President





                           ACKNOWLEDGEMENT OF LANDLORD


STATE OF                                             )
                                                     )        SS:
COUNTY OF                                            )


         BEFORE ME, the undersigned, a Notary Public in and for said County and State, personally appeared Lars C. Haegg known to me to be the Vice President of HHC BEACHWOOD, INC. a Delaware corporation, the corporation which executed the foregoing instrument, and acknowledged to me that he did sign said instrument in the name and on behalf of said corporation, and that the same is his free act and deed and the free act and deed of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at _______________, ______________ this ______ day of September 2000.


                                                ----------------------------
                                                        Notary Public


                                                 ACKNOWLEDMENT OF TENANT


STATE OF                                             )
                                                     )        SS:
COUNTY OF                                            )


         BEFORE ME, the undersigned, a Notary Public in and for said County and State, personally appeared Bruce J. Beardsley, the Vice President of HARBORSIDE HEALTH I CORPORATION, a Delaware corporation, the general partner of HARBORSIDE OF CLEVELAND LIMITED PARTNERSHIP, a Massachusetts limited partnership, the Limited Partnership which executed the foregoing instrument, and acknowledged to me that he did sign said instrument in the name and on behalf of said corporation as corporate general partner of said Limited Partnership, being thereunto duly authorized by all necessary corporate and partnership action; and that such signing is his free act and deed individually and the free act and deed of said corporate general partner and said Limited Partnership.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at __________________, __________ this ______ day of September 2000.


                                                --------------------------
                                                        Notary Public





                                       -v-

                                    EXHIBIT E

                          FORM OF TENANT'S CERTIFICATE

                                See Attached Form









                            ESTOPPEL CERTIFICATE FORM

         The undersigned, HARBORSIDE OF CLEVELAND LIMITED PARTNERSHIP ("Tenant"), is (a) the tenant under that certain Lease dated as of September ___, 2000 (which, together with all amendments, modifications and supplements thereto, is attached hereto and made a part hereof as Exhibit A and is hereinafter referred to as the "Lease") between Tenant and HHC BEACHWOOD, INC. (the "Landlord"), for the space known as and by the street address 3800 Park East, Beachwood, Ohio (the "Leased Premises"), and (b) the optionee under that certain Option to Purchase Agreement dated as of September ___, 2000 (which, together with all amendments, modifications and supplements thereto, is attached hereto and made a part hereof as Exhibit B and is hereinafter referred to as the "Option Agreement"), between Tenant and the Landlord with respect to the Leased Premises.

         [With the understanding that ________________ ("Purchaser") and its lenders, successors and assigns including _____________________("Lender") will rely on the representations made herein in connection (i) Purchaser's purchase of the Building and other property, (ii) the assignment to Purchaser of the Lease, and (iii) Lender's financing of the purchase of the Building and other property],1 Tenant hereby represents, warrants and certifies to the Landlord, [Purchaser and Lender] that, except as otherwise disclosed in writing by Tenant on Schedule I attached hereto, the following statements are true, correct and complete as of the date hereof:

1. The Lease and Option Agreement, in the form attached hereto (i) is in full force and effect and is the legal, valid and binding obligation of Tenant,
     (ii) is enforceable against Tenant in accordance with its terms, and (iii) has not been modified, supplemented, canceled, or amended in any respect, except as follows:

2. The term of the Lease commenced on and shall expire on _______, subject to the exercise of any of the options, if any, described in paragraph (3) below.

3. Tenant has options to renew the term of the Lease, each for a period of years. Tenant has not exercised any of the options except as follows:

4.   There  are  currently  no  actions  or  proceedings   (including,   without
     limitation, arbitrations) between Landlord and Tenant (or their respective affiliates) affecting the Lease and/or the Option Agreement.

5. Tenant is not in default under the Lease or the Option Agreement, Tenant has not received any notices of default under the Lease or the Option Agreement which has not been cured. Tenant has no claims, counterclaim, defenses or rights of offset against any rents or other amounts due and/or payable to Landlord under the Lease.

6. The monthly rent ("Rent") for the Leased Premises is currently $ , the Rent is now fully accruing under the Lease, and the Rent has been paid through . Further, no Rent has been prepaid more than thirty (30) days in advance. Tenant is obligated to pay for all utilities, taxes and other operating expenses incurred at the Building.

7. Tenant is in possession of, and is occupying the Leased Premises and conducting business therein. The Lease has not been assigned, by operation of law or otherwise, and no sublease, concession agreement, or license covering the Leased Premises, or any portion thereof, has been entered into.

8. The undersigned, the Landlord has not defaulted under the Lease and/or the Option Agreement, and no event has occurred that, with the giving of notices or the passage of time or both could result in a default under the Lease and/or the Option Agreement.

9. Tenant is not entitled to any rent concessions, free rent, allowances or other similar compensation relating to the Leased Premises.

10. There are no actions, whether voluntary or otherwise, pending against Tenant under the bankruptcy or insolvency laws of the United States or any state thereof.

11. Tenant has accepted completed possession of the Leased Premises, all improvements thereon or thereto required to be made by Landlord, if any, have been completed to the satisfaction of Tenant, all cash allowances, if any, due Tenant for the leasing and the initial construction of the Leased Premises have been completed to the satisfaction of Tenant, all cash allowances, if any, due Tenant for the leasing and the initial construction of the Leased Premises have been paid in full in accordance with the Lease, and Landlord has no obligation to assume Tenant's liabilities under leases of other premises (whether within the Building, on the Leased Premises or elsewhere).

12. Tenant has not received any notice of any violation of any federal, state, county or municipal laws, regulations, ordinances, orders or directives relating to the use, operation or condition of the Leased Premises.

13. The address for notices to be sent to Tenant is as set forth in the Lease or as set forth below.

14. Tenant, its agents, employees, guests and invitees, do not store, use, produce, or dispose of, and have at no time in the past stored, used, produced or disposed of, any substance at the Leased Premises, exposure to which is regulated by any federal, state or local environmental or health law, rule or regulation, and Tenant has no knowledge of the storage, use or disposal thereof on the Leased Premises or the Building.

15. This certificate and the representations made herein shall be governed by the laws of the State of Ohio.

16. [Tenant acknowledges that the Landlord has the right to assign the Lease (and all rents and other performance due from Tenant thereunder) to Purchaser. Tenant agrees that upon its receipt of written notification from the Landlord of the sale of the Leased Premises to Purchaser, Tenant will tender all further performance due from it to Purchaser or its nominee and will otherwise attorn to said party.]

         IN WITNESS WHEREOF, this certificate has been duly executed and delivered by the authorized officer of the undersigned as of ___________, ____.


HARBORSIDE OF CLEVELAND LIMITED PARTNERSHIP
By: Harborside Health I Corporation,
       its general partner


By:  __________________________
         Name:
         Title:








                                    Exhibit A

                                    THE LEASE







                                    Exhibit B

                              THE OPTION AGREEMENT










1  The bracketed language to be added in connection with a sale or financing.